UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule § 240.14a-12

EXPION360 INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROXY STATEMENT SUMMARY

This summary contains highlights about the upcoming 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Expion360 Inc. (the “Company,” “Expion360,” “we,” “us” or “our”). This summary does not contain all of the information that you should consider in advance of the Annual Meeting and we encourage you to read the entire Proxy Statement before voting.

2024 Annual Meeting

Date and Time:	Friday, September 27, 2024 at 9:00 a.m., Pacific Time

Location:	Comfort Suites Redmond Airport located at 2243 SW Yew Ave, Redmond, Oregon 97756

Record Date:	August 5, 2024

Mail Date:	We intend to mail the proxy materials to our stockholders on or about August 30, 2024

Voting Matters and Board Recommendations

Proposal No.	Proposals	Recommendation of our Board
(1)	The election of five directors to serve on our board of directors (our “Board”) for a one-year term of office expiring at the annual meeting of stockholders to be held in 2025 and until their successors have been elected and qualified, or until their earlier death, resignation, or removal;	FOR each Director Nominee

(2)	The ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the year ending December 31, 2024;	FOR

(3)	The approval and adoption an amendment to our Articles of Incorporation to effect a reverse stock split of our outstanding shares of common stock, par value $0.001 per share (our “Common Stock”) by one of several ratios between 1-for-50 and 1-for-100 at any time within one year after stockholder approval is obtained, with the timing of the amendment and the exact reverse stock split ratio to be determined in the sole discretion of our Board (the “Reverse Stock Split Proposal”);	FOR

(4)	The approval and adoption of an amendment to our Articles of Incorporation to reduce the number of authorized shares of our capital stock, Common Stock and Preferred Stock, in each case, by one of several percentages between 20% and 80% at any time within one year after stockholder approval is obtained, with the timing of the amendment and the exact percentage to be determined in the sole discretion of our Board, if, and only if, the Reverse Stock Split Proposal is approved and implemented (the “Authorized Share Reduction Proposal”);	FOR

(5)	The approval, in accordance with Nasdaq listing rule 5635(d), of the issuance of the Series A warrants to purchase Common Stock in connection with an offering and sale of securities of the Company that was consummated on August 8, 2024, if, and only if, the Reverse Stock Split Proposal is approved and implemented (the “Series A Warrant Proposal”);	FOR

(6)	The approval, in accordance with Nasdaq listing rule 5635(d), of the issuance of the Series B Warrants to purchase Common Stock in connection with an offering and sale of securities of the Company that was consummated on August 8, 2024, if, and only if, the Reverse Stock Split Proposal is approved and implemented (the “Series B Warrant Proposal”); and	FOR

(7)	The approval of one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal, the Series A Warrant Proposal or the Series B Warrant Proposal if there are not sufficient votes at the Annual Meeting to approve and adopt the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal, the Series A Warrant Proposal or the Series B Warrant Proposal.	FOR

Only holders of record of our Common Stock at the close of business on August 5, 2024 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were issued and outstanding approximately 7,576,947 shares of our Common Stock. Each share of Common Stock entitles the holder thereof to one vote.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Friday, September 27, 2024

To the Stockholders of Expion360 Inc.

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Expion360 Inc., a Nevada corporation (the “Company,” “us,” or “ours”), will be held on Friday, September 27, 2024, at 9:00 a.m., Pacific Time, at the Comfort Suites Redmond Airport located at 2243 SW Yew Ave, Redmond, Oregon 97756, for the following purposes:

1.	To elect five directors to serve on our board of directors (our “Board”) for a one-year term of office expiring at the annual meeting of stockholders to be held in 2025 and until their successors have been elected and qualified, or until their earlier death, resignation, or removal;

2.	To ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the year ending December 31, 2024;

3.	To approve and adopt an amendment to our Articles of Incorporation to effect a reverse stock split of our outstanding shares of common stock, par value $0.001 per share (our “Common Stock”) by one of several ratios between 1-for-50 and 1-for-100 at any time within one year after stockholder approval is obtained, with the timing of the amendment and the exact reverse stock split ratio to be determined in the sole discretion of our Board (the “Reverse Stock Split Proposal”);

4.	To approve and adopt an amendment to our Articles of Incorporation to reduce the number of authorized shares of our capital stock, Common Stock and Preferred Stock, in each case, by one of several percentages between 20% and 80% at any time within one year after stockholder approval is obtained, with the timing of the amendment and the exact percentage to be determined in the sole discretion of our Board, if, and only if, the Reverse Stock Split Proposal is approved and implemented (the “Authorized Share Reduction Proposal”);

5.	To approve, in accordance with Nasdaq listing rule 5635(d), the issuance of the Series A warrants to purchase Common Stock in connection with an offering and sale of securities of the Company that was consummated on August 8, 2024, if, and only if, the Reverse Stock Split Proposal is approved and implemented (the “Series A Warrant Proposal”);

6.	To approve, in accordance with Nasdaq listing rule 5635(d), the issuance of the Series B Warrants to purchase Common Stock in connection with an offering and sale of securities of the Company that was consummated on August 8, 2024, if, and only if, the Reverse Stock Split Proposal is approved and implemented (the “Series B Warrant Proposal”); and

7.	To approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal, the Series A Warrant Proposal or the Series B Warrant proposal if there are not sufficient votes at the Annual Meeting to approve and adopt the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal, the Series A Warrant Proposal or the Series B Warrant Proposal.

We may also transact any other business that is properly presented at the Annual Meeting or any continuation, adjournments or postponements of the Annual Meeting.

Our Board has fixed the close of business on August 5, 2024 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any continuation, postponement or adjournment thereof. Whether or not you plan on attending the Annual Meeting, we encourage you to submit your proxy as soon as possible using one of three convenient methods (i) by accessing the Internet site described in the voting instruction form provided to you, (ii) by calling the toll-free number in the voting instruction form provided to you, or (iii) by signing, dating and returning any proxy card or instruction form provided to you.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.

By Order of the Board of Directors,

/s/ Paul Shoun
Paul Shoun
Co-Founder, President, Chief Operating Officer, and Chairman of the Board

Approximate Date of Mailing of Proxy Materials: August 30, 2024

You may vote in the following ways:

VOTE BY INTERNET - www.proxyvote.com	VOTE BY PHONE - 1-800-690-6903	VOTE BY MAIL - envelope included

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.	Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.	Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in Item 1A, “Risk Factors,” and elsewhere, in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 28, 2024, and as amended on April 29, 2024 (as amended, our “Annual Report”), as well as the other reports we file with the Securities and Exchange Commission. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

PROXY STATEMENT

To be held on Friday, September 27, 2024

This Proxy Statement is solicited on behalf of the Board of Directors (our “Board”) of Expion360 Inc. (the “Company,” “Expion360,” “we,” “us,” or “our”) for use at our 2024 annual meeting of stockholders (the “Annual Meeting) to be held at the Comfort Suites Redmond Airport located at 2243 SW Yew Ave, Redmond, Oregon 97756 on Friday, September 27, 2024, at 9:00 a.m., Pacific Time, or at any continuation, postponement or adjournment thereof.

The Annual Meeting is being held for the purposes described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”).

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the Securities and Exchange Commission (the “SEC”) rules. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about this Proxy Statement or the Annual Meeting, please refer to the question titled “Whom should I contact with other questions?” below.

Q: When and where will the Annual Meeting be held?

A: The Annual Meeting will be held on Friday, September 27, 2024, at 9:00 a.m., Pacific Time, or at any continuation, postponement or adjournment thereof. The Annual Meeting will be held at the Comfort Suites Redmond Airport located at 2243 SW Yew Ave, Redmond, Oregon 97756.

Q: What proposals am I being asked to vote upon at the Annual Meeting?

A: The proposals to be voted on at the Annual Meeting, and our Board's recommendation with respect to each proposal, are as follows:

Proposal No.	Proposals	Recommendation of our Board
(1)	The election of five directors to serve on our Board for a one-year term of office expiring at the annual meeting of stockholders to be held in 2025 (the “2025 Annual Meeting”) and until their successors have been elected and qualified, or until their earlier death, resignation, or removal;	FOR each Director Nominee

(2)	The ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the year ending December 31, 2024;	FOR

(3)	The approval and adoption an amendment to our Articles of Incorporation to effect a reverse stock split of our outstanding shares of common stock, par value $0.001 per share (our “Common Stock”) by one of several ratios between 1-for-50 and 1-for-100 at any time within one year after stockholder approval is obtained, with the timing of the amendment and the exact reverse stock split ratio to be determined in the sole discretion of our Board (the “Reverse Stock Split Proposal”);	FOR

(4)	The approval and adoption of an amendment to our Articles of Incorporation to reduce the number of authorized shares of our capital stock, Common Stock and Preferred Stock, in each case, by one of several percentages between 20% and 80% at any time within one year after stockholder approval is obtained, with the timing of the amendment and the exact percentage to be determined in the sole discretion of our Board, if, and only if, the Reverse Stock Split Proposal is approved and implemented (the “Authorized Share Reduction Proposal”);	FOR

(5)	The approval, in accordance with Nasdaq listing rule 5635(d), of the issuance of the Series A warrants to purchase Common Stock in connection with an offering and sale of securities of the Company that was consummated on August 8, 2024, if, and only if, the Reverse Stock Split Proposal is approved and implemented (the “Series A Warrant Proposal”);	FOR

(6)	The approval, in accordance with Nasdaq listing rule 5635(d), of the issuance of the Series B Warrants to purchase Common Stock in connection with an offering and sale of securities of the Company that was consummated on August 8, 2024, if, and only if, the Reverse Stock Split Proposal is approved and implemented (the “Series B Warrant Proposal”); and	FOR

(7)	The approval of one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal, the Series A Warrant Proposal or the Series B Warrant Proposal if there are not sufficient votes at the Annual Meeting to approve and adopt the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal, the Series A Warrant Proposal or the Series B Warrant Proposal (the “Adjournment Proposal”).	FOR

Q: Why am I receiving these proxy materials?

A: This Proxy Statement is solicited on behalf of our Board for use at the Annual Meeting, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and any other business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

Our proxy materials are available electronically at www.proxyvote.com. At this website, you will find a complete set of the proxy materials including the Proxy Statement, our Annual Report and form proxy card. You are encouraged to access and review all of the information contained in the proxy materials before submitting a proxy or voting at the Annual Meeting.

Q: Who Can Vote at the Annual Meeting?

A: Only our stockholders at the close of business on August 5, 2024 (the “Record Date”) will be entitled to attend and vote at the Annual Meeting. You are entitled to one vote on each proposal for each share of Common Stock you held on the Record Date. Your shares may be voted at the Annual Meeting only if you are present in person or your shares are represented by a valid proxy.

On the Record Date, there were 7,576,947 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at our executive offices located at 2025 SW Deerhound Ave, Redmond, Oregon 97756 for ten days prior to the Annual Meeting and also at the Annual Meeting.

Q: What is the difference between a stockholder “of record” and a “street name” holder?

A: If, on the Record Date, your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, you are considered the stockholder of record with respect to those shares.

If, on the Record Date, your shares are held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being made available to you by that nominee. Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the bank, broker, dealer, or other nominee how to vote their shares. Please contact your nominee directly for additional information.

Q: What is the quorum requirement for the Annual Meeting?

A: The presence of holders of at least one-third of the voting power of the outstanding shares of our Common Stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum, which is required to hold and conduct business at the Annual Meeting. Shares are counted as present at the Annual Meeting if:

●	you are present in person at the Annual Meeting; or

●	your shares are represented by a properly authorized and submitted proxy (submitted by mail, by telephone or over the Internet).

If you are a stockholder “of record” and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your bank, broker, dealer, or other nominee submits a proxy covering your shares. Your bank, broker, dealer, or other nominee is entitled to submit a proxy covering your shares as to certain routine matters such as ratification of independent registered public accountants, even if you have not instructed bank, broker, dealer, or other nominee on how to vote on those matters. Please refer to the question titled “What if I do not specify how I want my shares voted?” below. In the absence of a quorum, the Annual Meeting may be adjourned to a day, time and place as determined by the chairman of the Annual Meeting.

Q: How can I vote my shares?

A: You may vote your shares using any of the following methods:

✔	By Mail - Stockholders “of record” may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Stockholders who hold shares beneficially in “street name” may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their bank, broker, dealer, or other nominee and mailing them in the accompanying pre-addressed envelopes.

✔	By Internet - Stockholders “of record” may submit proxies by following the Internet voting instructions on their proxy cards. Stockholders who hold shares beneficially in “street name” may provide voting instructions by accessing the website specified on the voting instruction forms provided by their bank, broker, dealer, or other nominee. Please check the voting instruction form for Internet voting availability.

✔	By Telephone - Stockholders “of record” who live in the United States or Canada may provide voting instructions by telephone by calling the number specified on their proxy cards. Stockholders who hold shares beneficially in “street name” and live in the United States or Canada may provide voting instructions by telephone by calling the number specified on the voting instruction forms provided by their bank, broker, dealer, or other nominee. Please check the voting instruction form for telephone voting availability.

✔	In Person at the Annual Meeting - Stockholders “of record” may vote their shares in person at the Annual Meeting. Stockholders who hold shares beneficially in “street name” may vote their shares in person only if they obtain a legal proxy from their bank, broker, dealer, or other nominee that holds their shares giving them the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions by mail, telephone or Internet so that your vote will be counted if you later decide not to attend the Annual Meeting. The Internet and telephone voting facilities will close at 11:59 p.m., Eastern time (for stockholders “of record”), and 11:59 p.m., Eastern time (for shares held beneficially in “street name”), on September 26, 2024, the day before the Annual Meeting. Stockholders who submit a proxy by Internet or telephone need not return a proxy card or the form forwarded by their bank, broker, dealer, or other nominee by mail.

Q: What can I do if I change my mind after I vote my shares?

A: As a stockholder “of record”, if you submit a proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. Stockholders “of record” may revoke a proxy prior to the Annual Meeting by (i) delivering a written notice of revocation to the attention of the Chief Financial Officer at our executive offices located at 2025 SW Deerhound Ave, Redmond, Oregon 97756, (ii) duly submitting a later-dated proxy over the Internet, by telephone or by mail, or (iii) attending the Annual Meeting in person and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If your shares are held in “street name,” you may change your voting instructions by following the instructions of your bank, broker, dealer, or other nominee.

Q: What if I receive more than one proxy card or Notice?

A: If you receive more than one set of proxy materials, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card you receive.

Q: How will my shares be voted?

A: Stockholders “of record” as of Record Date are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the Annual Meeting. All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies.

Q: What if I do not specify how I want my shares voted?

A: As a stockholder “of record”, if you submit a signed proxy card or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the person named in the proxy will vote your shares “FOR” each director nominee in Proposal No. 1 and “FOR” Proposal Nos. 2, 3, 4, 5, 6, and 7.

As a stockholder whose shares are held in “street name,” and do not instruct your bank, broker, dealer, or other nominee how to vote your shares, your nominee may not be able to vote your shares in its discretion. A “broker non-vote” occurs when a bank, broker, dealer, or other nominee holding shares beneficially in “street name” has not received voting instructions from the beneficial owner and the nominee does not have discretionary authority to vote the shares. If you hold your shares in “street name” and do not provide voting instructions to your bank, broker, dealer, or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your bank, broker, dealer, or other nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum but will not be considered entitled to vote on all the proposals in question. Banks, brokers, dealers, or other nominees generally have discretionary authority to vote on Proposal Nos. 2, 3, 4, and 7, which are considered “routine” matters, but do not have discretionary authority to vote on Proposal Nos. 1, 5, and 6, which are considered “non-routine.”

In their discretion, the proxy holders named in the enclosed proxy card are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. Our Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement.

Q: What are the voting requirements to approve each of the proposals?

A: All votes will be tabulated as required by Nevada law, the state of our incorporation, by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions as to one or more proposals and broker non-votes will be counted as present for purposes of determining a quorum.

The voting requirements to approve each of the proposals to be voted upon at the Annual Meeting, as well as the effects of abstentions and broker non-votes on each of the proposals, are as follows:

Proposal	Voting Requirement	Effect of Abstentions	Effect of Broker Non-Votes
Proposal No. 1: Election of Directors

Each director nominee will be elected by a plurality of the votes cast under Proposal No. 1 (assuming that a quorum is present).

A “plurality of the votes” means that the five director nominees receiving the highest number of votes at the Annual Meeting will be elected.

		A “WITHHOLD” vote with respect to a director nominee will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.	Broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal No. 2: Ratification of the Independent Registered Accounting Firm	Requires that the number of votes cast FOR Proposal No. 2 exceeds the number of votes cast AGAINST Proposal No. 2 (assuming that a quorum is present).	An “ABSTAIN” vote will have no effect on the outcome of the vote on this proposal.	Because a bank, broker, dealer or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes to result for this proposal.

Proposal No. 3: Reverse Stock Split Proposal	Requires that the number of votes cast FOR Proposal No. 3 exceeds the number of votes cast AGAINST Proposal No. 3 (assuming that a quorum is present).	An “ABSTAIN” vote will have no effect on the outcome of the vote on this proposal.	Because a bank, broker, dealer or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes to result for this proposal.

Proposal No. 4: Authorized Share Reduction Proposal	Requires the affirmative vote of a majority of the voting power of our Common Stock.	An “ABSTAIN” vote will have the effect of a vote “AGAINST” this proposal.	Because a bank, broker, dealer or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes to result for this proposal.

Proposal No. 5: Series A Warrant Proposal	Requires that the majority of the votes cast vote “FOR” Proposal No. 5.	An “ABSTAIN” vote will have no effect on the outcome of the vote on this proposal.	Broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal No. 6: Series B Warrant Proposal	Requires that the majority of the votes cast vote “FOR” Proposal No. 6.	An “ABSTAIN” vote will have no effect on the outcome of the vote on this proposal.	Broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal No. 7: The Adjournment Proposal

 If a quorum is represented at the Annual Meeting, it requires that the number of votes cast FOR Proposal No. 7 exceeds the number of votes cast AGAINST Proposal No. 7.

If a quorum is not represented at the Annual Meeting, it requires that a majority of the voting power of our Common Stock represented or the person presiding at the Annual Meeting approves Proposal No. 7.

 If a quorum is represented at the Annual Meeting, an “ABSTAIN” vote will have no effect on the outcome of the vote on this proposal.

If a quorum is not represented at the Annual Meeting, an “ABSTAIN” vote will have the effect of a vote “AGAINST” this proposal.

 Because a bank, broker, dealer or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes to result for this proposal.

If a quorum is not represented at the Annual Meeting, a broker non-vote will have the effect of a vote “AGAINST” this proposal.

Q: Who is paying for the cost of this proxy solicitation?

A: The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy, the Notice and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokers, dealers and other nominees holding shares of our Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. No additional compensation will be paid to our directors, officers or staff members for such services.

Q: How may I obtain an additional copy of the proxy materials? How may I reduce the number of copies our household receives?

A: The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of our annual report and proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” is also permissible under the Nevada Revised Statutes and potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single copy of our proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders by written or oral request, after which we will promptly deliver a separate copy of our proxy materials to one or more stockholders at a shared address to which a single copy of our proxy materials was delivered. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy materials, please notify your bank or broker. If you are a holder “of record,” you may call Broadridge at (800) 542-1061 or submit a request in writing to Broadridge Financial Solutions, Inc., Householding Department at 51 Mercedes Way, Edgewood, New York, 11717.

Q: Where can I find the voting results of the Annual Meeting?

A: We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four (4) business days following the Annual Meeting, unless final results are not known at that time, in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once we know them.

Q: Whom should I contact with other questions?

A: If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact our Chief Financial Officer at: Expion360 Inc., 2025 SW Deerhound Ave, Redmond, Oregon 97756.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Board of Directors

Our business is managed under the direction of our Board. Our Board meets on a regularly scheduled basis during our fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. Our Board also holds special meetings when an important matter requires Board action between scheduled meetings and also acts by unanimous written consent when necessary and appropriate. Our Board met 12 times during 2023. In addition, the Board took action once during 2023 by unanimous written consent in lieu of a meeting, as permitted by applicable law. During 2023, each member of our Board attended or participated in 75% or more of the aggregate of the total number of meetings of our Board and committees on which they served during the period for which such director was serving as a director. We, and our Board, expect all current directors to attend our annual meetings of stockholders barring unforeseen circumstances or irresolvable conflicts. We do not have a written policy on Board attendance at annual meetings of stockholders; however, we do schedule a Board meeting immediately after the annual meetings for which members attending receive compensation. All of our directors who were serving as directors at the time attended our annual meeting of stockholders held in 2023.

Board Leadership Structure

Currently, Paul Shoun, our Co-Founder, President and Chief Operating Officer, serves as Chairman of the Board and Brian Schaffner serves as Chief Executive Officer. Our Board does not currently have a Lead Independent Director. Although our Board may assess the appropriate leadership structure from time to time in light of internal and external events or developments and reserves the right to make changes in the future, it believes that the current structure is appropriate at this time given the size and experience of our Board, as well as the background and experience of management. Our Board does not believe that having the President and Chief Operating Officer serve as Chairman of the Board materially impacts its process for risk oversight because our Board committees (comprised entirely of independent directors during the fiscal year ended December 31, 2023) play the central role in risk oversight.

Director Qualifications and Diversity

Our Nominating and Corporate Governance Committee is responsible for the review of corporate governance; identifying, reviewing, and managing our Board’s composition; evaluating the performance of our Board as applies to the Company’s code of business conduct (“Code of Business Conduct”) and Board and internal policies; ensuring compliance with all laws, regulations, and best practices; ensuring adequacy of charter and policies; recommending persons for election to our Board; reviewing the composition of committees of our Board and recommending persons to be members of such committees; and reviewing conflicts of interest of members of our Board and corporate officers. Our Nominating and Corporate Governance Committee may use outside consultants to assist in identifying candidates and will also consider advice and recommendations from stockholders, management, and others as it deems appropriate.

When evaluating director nominees, our Nominating and Corporate Governance Committee considers the following factors:

●	the current size and composition of our Board and the needs of our Board and respective Board committees;

●	business and financial experience and acumen, integrity, willingness to devote the necessary time and energy to fulfill director responsibilities, independence, judgment, diversity of experience, length of service, and potential conflicts of interest; and

●	other factors that our Nominating and Corporate Governance committee may consider appropriate.

Our goal is to assemble a Board that brings together a variety of skills derived from high quality business and professional experience. While we do not have a formal diversity policy for Board membership, our Board does seek to ensure that its membership consists of sufficiently diverse backgrounds, meaning a mix of backgrounds and experiences that will enhance the quality of our Board’s deliberations and decisions. In considering candidates for our Board, our Nominating and Corporate Governance Committee, composed of all independent directors, considers, among other factors, diversity with respect to viewpoints, skills, experience and other demographics.

The following matrix discloses the gender and demographic backgrounds of our Board as self-identified by its members in accordance with Listing Rule 5606 of The Nasdaq Stock Market LLC (“Nasdaq”).

Board Diversity Matrix (As of August 30, 2024)
Board Size
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Identity
Directors	-	5	-	-
Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	3	-	-
Two or More Races or Ethnicities	-	1	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	-

Our Nasdaq Board Diversity Matrix as of August 24, 2023 is included in our Proxy Statement on Schedule 14A filed with the SEC on September 6, 2023.

Board Committees and Charters

Our Board has three standing committees – our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Our Board maintains charters for each of these standing committees. The charters of our standing Board committees are available in the “Corporate Governance” section of our investor relations website at www.investors.expion360.com.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee consists of Messrs. Lefevre, Shum and Nguyen, each of whom meet the requirements for independence under the rules of Nasdaq and SEC rules and regulations and is financially literate. Mr. Shum is the chair of our Audit Committee and has been determined by our Board to be an “audit committee financial expert” as such term is defined under SEC rules and regulations. The Board has considered the independence and other characteristics of each member of our Audit Committee and believes that each member meets the independence and other requirements of Nasdaq and the SEC. Our Audit Committee operates under a written charter that satisfies the applicable standards of SEC and Nasdaq.

Our Audit Committee, among other things, is responsible for:

●	Overseeing the integrity of our financial statements and the other financial information we provide to our stockholders and other interested parties;

●	Monitoring the periodic reviews of the adequacy of the auditing, accounting, and financial reporting processes and systems of internal control that are conducted by our independent registered public accounting firm and management;

●	Being responsible for the selection, retention, compensation, and termination of our independent registered public accounting firm;

●	Overseeing the independence and performance of our independent registered public accounting firm;

●	Facilitating communication among our independent registered public accounting firm, management, and our Board;

●	Preparing our Audit Committee report required by SEC rules and regulations to be included in our annual proxy statement; and

●	Performing such other duties and responsibilities as are enumerated in and consistent with our Audit Committee charter.

During 2023, our Audit Committee met four times.

Compensation Committee

We have a separately designated standing Compensation Committee, which is currently comprised of Tien Nguyen (chair), George Lefevre and Steven M. Shum. Our Board has considered the independence and other characteristics of each current and anticipated member of our Compensation Committee. Our Board believes that each member of our Compensation Committee meets the requirements for independence under the current requirements of Nasdaq, is a nonemployee director as defined by Rule 16b-3 promulgated under the Exchange Act, and is an outside director as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Our Compensation Committee oversees the Company’s compensation structure and practices for both executive officers and director compensation, including incentive-based compensation and equity-based plans. Our Compensation Committee reviews and evaluates the performance of the Company’s directors and executive officers and provides recommendations to our Board regarding the form and amount of compensation to be paid by the Company to directors and executive officers. Our Compensation Committee may use outside consultants it deems necessary or appropriate to carry out its responsibilities.

Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq.

Our Compensation Committee is, among other things, responsible for:

●	Assisting our Board in developing and reviewing compensation programs applicable to our executive officers and directors;

●	Overseeing our Company’s overall compensation philosophy, strategy, and objectives;

●	Approving the total compensation opportunity, as well as each component of compensation, paid to our executive officers and directors;

●	Administering our equity-based and cash-based compensation plans applicable to our directors, officers and employees;

●	Preparing the report of our Compensation Committee required by SEC rules to be included in our annual proxy statement; and

●	Performing such other duties and responsibilities as are enumerated in and consistent with our Compensation Committee charter.

During 2023, our Compensation Committee took action once by unanimous written consent in lieu of a meeting, as permitted by applicable law

Role of Compensation Consultant

Our Compensation Committee has the power to engage independent advisors to assist it in carrying out its responsibilities.

Our Compensation Committee engaged FW Cook, an internationally-recognized compensation consulting firm, as its compensation consultant in 2023. FW Cook reviewed and advised our Compensation Committee on our director compensation practices. Our Compensation Committee assessed the independence of FW Cook pursuant to SEC rules and concluded that the work of FW Cook has not raised any conflict of interest.

Our Compensation Committee reviewed widely-used survey data to benchmark our director compensation arrangements. Our Compensation Committee used broad survey data, in part, because there was a lack of direct data on publicly traded ultra micro cap lithium-ion battery companies as a peer group. Additionally, our Compensation Committee chose this approach as the large size of the survey reduced the dependence of the results on any one industry that could otherwise skew the survey results in any particular year.

Using this approach, FW Cook compared positions of similar scope and complexity with the data contained in the surveys. FW Cook then provided a compensation range for each director. Our Compensation Committee set target compensation levels for directors in the 25th percentile range of micro-organizations due to the current size of the Company. Our Compensation Committee believes the use of this range (i) helps ensure our compensation program provides sufficient compensation to attract and retain talented directors and (ii) maintains internal pay equity, without overcompensating the directors. Each director’s target compensation level for this purpose is based on the sum of his annual cash compensation, annual equity grant, committee chair retainers, and board leadership retainer.

Due to a lack of data and the emerging market in which the Company operates, our Compensation Committee is unable to review pay practices at companies of similar size and industry. The current peer group data used to evaluate the compensation arrangements for our directors includes widely used survey data from micro-organizations constituting $50 million to less than $500 million in annual revenue. With respect to FW Cook’s assessment, the comparable group of companies focused on the companies within the 25th percentile of the survey data within the micro-organizations band.

It is expected that FW Cook’s assessment using both survey data and peer group analyses will continue to be considered in setting compensation and in renewing the terms of employment agreements for our executive officers.

Nominating and Corporate Governance Committee

We have a separately designated a standing Nominating and Corporate Governance Committee, which is currently comprised of George Lefevre (chair), Steven M. Shum, and Tien Nguyen. Our Nominating and Corporate Governance Committee operates under a written charter. Under our policy, our Nominating and Corporate Governance Committee, which are all independent, nominate our directors. We also consider any nominations of director candidates validly made by our stockholders if submitted in a timely manner and will apply the same criteria to all persons being considered.

Our Nominating and Corporate Governance Committee is, among other things, responsible for:

●	Assisting our Board in identifying candidates qualified to serve as directors, consistent with selection criteria approved by our Board and our Nominating and Corporate Governance Committee;

●	Recommending to the board of directors the appointment of director nominees that meet the selection criteria;

●	Recommending to our Board the appointment of directors to serve on each Board committee;

●	Developing and recommending to our Board such corporate governance policies and procedures as our Nominating and Corporate Governance Committee determines is appropriate from time to time;

●	Overseeing the performance of our Board, and of each committee of our Board; and

●	Performing such other duties and responsibilities as are consistent with our Nominating and Corporate Governance Committee charter.

During 2023, our Nominating and Corporate Governance Committee met 17 times.

During 2023, each of our directors was a member of the National Association of Corporate Directors, an independent non-profit membership organization of corporate board members that provides governance guidelines to assist directors in discharging their responsibilities and ensuring their commitment to the highest standards of corporate conduct.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Chief Financial Officer of the Company at the address set forth below under “Stockholder Proposals and Director Nominations For 2025 Annual Meeting” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to our Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All stockholders’ recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals and Director Nominations For 2025 Annual Meeting” below.

●	the name and address of record of the stockholder;

●	a representation that the stockholder is a record holder of the Company’s securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act;

●	the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

●	a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;

●	a description of any arrangements or understandings between the stockholder and the proposed director candidate; and

●	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, our Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of our Board or other persons, as described above and as set forth in our bylaws.

Board Role in Risk Oversight

Our Board has oversight responsibility for the processes established to report and monitor material risks applicable to the Company. Our Board also oversees the appropriate allocation of responsibility for risk oversight among our Board committees. Our Audit Committee plays a central role in overseeing the integrity of the Company’s financial statements and reviewing and approving the performance of the Company’s internal audit function and independent accountants. Our Nominating and Corporate Governance Committee is responsible for oversight of risks related to succession planning and the attraction and retention of talent. Our Compensation Committee monitors the design and administration of the Company’s compensation programs to ensure that they incentivize strong individual and group performance and include appropriate safeguards to avoid unintended or excessive risk taking by Company officers and employees.

Code of Business Conduct and Ethics

On January 3, 2022, our Board adopted a written Code of Business Conduct and Ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is available in the “Corporate Governance” section of our investor relations website at www.investors.expion360.com.

We intend to disclose future amendments to our Code of Business Conduct and Ethics, or any waivers of its requirements, applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, or our directors, on our website identified above. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement or any of our other SEC filings.

Director Independence

A majority of our directors satisfy the criteria for “independent directors,” under Nasdaq rules. Our Nominating and Corporate Governance Committee is required to annually review each director’s independence and any material relationships such director has with the Company. Following such review, only those directors who our Board affirmatively determines have no material relationship with the Company, and otherwise satisfy the independence requirements of Nasdaq rules, will be considered “independent directors.”

Under Nasdaq rules, a majority of a listed company’s board must be comprised of independent directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit committee, compensation committee and nominating committee be independent. Audit committee members must also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act and related Nasdaq rules.

Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of our Audit Committee, the board, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

In accordance with Rule 10C-1 under the Exchange Act and Nasdaq rules, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, the company’s board must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including the source of compensation of such director (including any consulting, advisory or other compensatory fee paid by such company to the director), and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our Board has affirmatively determined that George Lefevre, Steven M. Shum and Tien Q. Nguyen do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under applicable Nasdaq and Exchange Act rules.

As a result, a majority of our directors are independent, as required under applicable Nasdaq rules. Our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Family Relationships and Other Arrangements

There are no family relationships among any of our executive officers or directors. There are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Involvement in Certain Legal Proceedings

There are no legal proceedings involving any of our directors or executive officers which require disclosure pursuant to applicable SEC rules.

Communication with the Board

The Annual Meeting provides an opportunity each year for stockholders to ask questions of, or otherwise communicate directly with, members of the Board on appropriate matters. In addition, any interested party may communicate in writing with any particular director, including our Chairman, any committee of the Board, or the directors as a group, by sending such written communication to our Chief Financial Officer at our executive offices located at Expion360 Inc., 2025 SW Deerhound Ave, Redmond, Oregon 97756. Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of our Chief Financial Officer, to be inappropriate for submission to the intended recipient(s). The Chief Financial Officer or his designee may analyze and prepare a response to the information contained in communications received and may deliver a copy of the communication to other Company staff members or agents who are responsible for analyzing or responding to complaints or requests. Communications concerning potential director nominees submitted by any of our stockholders will be forwarded to the chair of our Nominating and Corporate Governance Committee.

Policies and Procedures for Related Party Transactions

We have adopted a written related-party transaction policy, effective January 1, 2022 (the “Related-Party Transaction Policy”), setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This Related-Party Transaction Policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

Certain Related Party Transactions

On August 1, 2018, the Company issued an unsecured promissory note owed to H. Porter Burns, a holder of approximately 0.7% of our outstanding capital stock as of August 5, 2024, and business partner at the time to John Yozamp, our Co-Founder and former Chief Business Development Officer (the “Porter Burns Note”), in the principal amount of $500,000. The Porter Burns Note requires monthly interest-only payment at 10% per annum. The Porter Burns Note had an original maturity date of August 1, 2023, but was extended to mature on September 1, 2024 by agreement dated July 2, 2024. As of August 8, 2024, the Porter Burns Note was paid in full.

On January 1, 2019, the Company issued an unsecured promissory note owed to H. Porter Burns, a holder of approximately 0.7% of our outstanding capital stock as of August 5, 2024, and former business partner to John Yozamp, our Co-Founder and Chief Business Development Officer, (the “1/1/19 Porter Burns Note”) in the principal amount of $62,500. The 1/1/19 Porter Burns Note requires monthly interest-only payment at 10% per annum. As of December 31, 2023, the 1/1/19 Porter Burns Note was paid in full.

On January 1, 2019, the Company issued an unsecured promissory note owed to James Yozamp, Jr., a beneficial owner of approximately 7.3% of our outstanding capital stock as of August 5, 2024, and brother to John Yozamp, our Co-Founder and Chief Business Development Officer, (the “1/1/19 James Yozamp Note”) in the principal amount of $62,500. The 1/1/19 James Yozamp Note requires monthly interest only payments at 10% per annum. The 1/1/19 James Yozamp Note matures on January 29, 2024. As of January 29, 2024, the 1/1/19 James Yozamp Note was paid in full.

On December 31, 2019, the Company issued an unsecured promissory note owed to James Yozamp, Jr., a holder of approximately 7.3% of our outstanding capital stock as of August 5, 2024, and brother to John Yozamp, our Co-Founder and former Chief Business Development Officer (the “James Yozamp Note”) in the principal amount of $200,000. The James Yozamp Note requires monthly interest only payments at 10% per annum. The James Yozamp Note matures on December 31, 2024. As of August 8, 2024, the James Yozamp Note was paid in full.

On January 1, 2019, the Company issued an unsecured promissory note to John Yozamp, our Co-Founder and former Chief Business Development Officer (the “John Yozamp Note”) in the amount of $250,000. The John Yozamp Note required monthly interest only payments at 10% per annum. The John Yozamp Note was converted into a convertible debenture in May 2021 which was subsequently converted into 236,498 shares of our Common Stock on October 29, 2021.

On May 21, 2021, in exchange for his $20,000 investment, the Company issued a convertible debenture in the principal amount of $20,000 to Paul Shoun, our Co-Founder, President, Chief Operating Officer, and Chairman of the Board, which was converted into 17,325 shares of our Common Stock on October 29, 2021.

Hedging and Pledging Policies

The Company maintains an insider trading policy (the “Insider Trading Policy”) that prohibits our directors, officers that are subject to Section 16 of the Exchange Act and certain other designated employees from (i) purchasing and selling put options, call options or other derivatives of Company securities and (ii) engaging in short sales of Company securities. In addition, the Insider Trading Policy prohibits our officers that are not subject to Section 16 of the Exchange Act, assistants and secretaries of insiders and certain other designated employees from engaging in short sales of Company securities. These prohibitions apply to Company securities held directly and indirectly by the aforementioned parties including Company securities granted as part of compensation to such aforementioned parties. There are no categories of hedging transactions that are specifically permitted by the Insider Trading Policy.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. Based on our review of the copies of such forms filed with the SEC and upon any written representations of the Reporting Persons received by us, we believe that all required filings pursuant to Section 16(a) were timely made during the fiscal year ended December 31, 2023, except for the filings identified below:

●	an initial statement of beneficial ownership of securities on Form 3 for Tien Q. Nguyen was inadvertently not filed on a timely basis. A Form 3 was filed on August 28, 2023 for Mr. Nguyen; and

●	a statement of change of beneficial ownership of securities on Form 4 for each of Brian Schaffner, Paul Shoun, John Yozamp, Greg Aydelott, Steve Shum, George Lefevre and Tien Q. Nguyen, was inadvertently not filed on a timely basis. A Form 4 was filed for each of these persons on August 28, 2023, in each case covering one transaction.

Executive Officers

Below is a list of the names, ages, date first elected or appointed, and positions of our executive officers as of August 30, 2024:

Name	Age	Date First Elected or Appointed	Position
Paul Shoun	53	2022	Co-Founder, President, Chief Operating Officer, and Chairman of the Board
Brian Schaffner	54	2023	Chief Executive Officer and Director
Greg Aydelott	51	2023	Chief Financial Officer

Our executive officers are appointed by the directors and the directors may, at any time, terminate the appointment or otherwise revoke, withdraw, alter, or vary all or any of the functions, duties, and powers of the officer.

Set forth below is biographical information for Mr. Aydelott. Biographical information for Messrs. Shoun and Schaffner can be found in Proposal No. 1 of this Proxy Statement.

Greg Aydelott - Chief Financial Officer. Mr. Aydelott has served as our Chief Financial Officer since January 2023 and previously served as our Chief Accounting Officer beginning in May 2022. Prior to his appointment as Chief Accounting Officer, he served as our Controller from February 2022 until May 2022. Before joining the Company, Mr. Aydelott worked at Samaritan Health Services, a regional hospital system serving three counties, from June 2021 to March 2022, where he served as Senior Financial Analyst. Before joining Samaritan Health Services, he served as the Director of Business Operations of Mission Senior Living, a growing senior housing company with communities in four states, from January 2016 to June 2021. Mr. Aydelott holds a Bachelor of Science in Business Administration from the University of Oregon.

EXECUTIVE COMPENSATION DISCUSSION

Executive Compensation

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, as well as a “smaller reporting company” as defined by the SEC in Rule 12b-2 of the Exchange Act. As such, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies and smaller reporting companies.

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2023, our “named executive officers” and their positions were as follows:

●	Brian Schaffner, who currently serves as our Chief Executive Officer, and who served as our Chief Financial Officer through January 25, 2023;

●	Paul Shoun, who currently serves as our Co-Founder, President, Chief Operating Officer, and Chairman of the Board; and

●	John Yozamp, our Co-Founder, who served as our Chief Business Development Officer through December 31, 2023 and as our Chief Executive Officer through January 25, 2023.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2023 and December 31, 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Brian Schaffner(4)	2023	270,400	27,040	203,447	24,000	497,847
Chief Executive Officer; Former Chief Financial Officer	2022	102,741	-	401,004	11,805	515,550
Paul Shoun	2023	270,400	27,040	203,447	24,000	497,847
Co-Founder, Chairman, President and Chief Operating Officer	2022	260,000	-	534,672	21,000	815,672
John Yozamp	2023	283,200	-	286,860	36,000	606,060
Former Chief Business Development Officer; Former Chief Executive Officer	2022	330,000	-	376,845	36,000	742,845

(1)	All of our named executive officers voluntarily chose to forego any bonuses for 2022. For 2023, Messrs. Schaffner and Shoun each received $13,520 in cash and $13,520 in restricted stock units (“RSUs”), which vested in full as of the grant date.

(2)	Amounts reflect the full grant-date fair value of stock options granted during 2022 and 2023 computed in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all option awards made to executive officers in Note 11 to our audited financial statements included in our Original Report and incorporated herein by reference.

(3)	For 2022, includes: (i) $1,500 in consulting fees and $10,305 in home office expenses for Mr. Schaffner, (ii) $9,000 in home office expenses and $12,000 in automobile expenses for Mr. Shoun, and (iii) $12,000 in home office expenses and $24,000 in automobile expenses for Mr. Yozamp. For 2023, includes: (i) $12,000 in automobile expenses for Mr. Schaffner and Mr. Shoun, (ii) $24,000 in automobile expenses for Mr. Yozamp, and (iii) $12,000 in home office expenses for each of the named executive officers.

(4)	Mr. Schaffner served as a CFO consultant from March 2021 until his appointment as Chief Financial Officer in February 2022.

Base Salaries; Consulting Fees

Our named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. As of January 1, 2022, Mr. Schaffner was providing consulting services to the Company at a rate of $1,500 per month. He began receiving an annual base salary of $120,000 for his role as Chief Financial Officer beginning on February 21, 2022. As of January 1, 2022, the annual base salary for Mr. Shoun was $260,000, and the annual base salary for Mr. Yozamp was $330,000. The annual base salaries of Messrs. Schaffner, Shoun and Yozamp were changed to $270,400, $270,400 and $283,200 respectively, effective January 26, 2023.

Annual Bonuses

In 2022, target bonus levels were not established for our named executive officers, and they voluntarily declined participation in our discretionary cash bonus program, pursuant to which we made discretionary cash bonus awards to other employees eligible to receive bonuses at year-end. Therefore, no annual cash or equity bonuses were paid to our named executive officers in 2022. In 2023, Mr. Schaffner and Mr. Shoun received cash and equity bonuses.

Equity Compensation

We offer equity awards to our employees, including our named executive officers. New equity awards are made pursuant to our 2021 Incentive Award Plan, which has been approved by our Board and stockholders. We believe that equity awards are necessary to remain competitive in our industry and enhance our ability to attract, retain and motivate persons who make, or we believe can make, important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities.

The stock options granted to our named executive officers during 2022 and 2023 are described in the tables below.

Named Executive Officer	2022 Aggregate Option Awards
Brian Schaffner	150,000(1)
Paul Shoun	200,000(2)
John Yozamp	179,500(3)

(1)	Mr. Schaffner received stock options to purchase up to 150,000 shares of our Common Stock at an exercise price of $3.36 per share, which vested and became exercisable immediately upon grant.

(2)	Mr. Shoun received stock options to purchase up to 200,000 shares of our Common Stock at an exercise price of $3.36 per share, which vested and became exercisable immediately upon grant.

(3)	Mr. Yozamp received stock options to purchase up to 179,500 shares of our Common Stock at an exercise price of $3.70 per share, vested and became exercisable immediately upon grant.

Named Executive Officer	2023 Aggregate Option Awards
Brian Schaffner	50,000(1)
Paul Shoun	50,000(2)
John Yozamp	70,500(3)

(1)	Mr. Schaffner received stock options to purchase up to 50,000 shares of our Common Stock at an exercise price of $4.92 per share, which vest and become exercisable in 12 equal quarterly installments through June 30, 2026, subject to Mr. Schaffner’s continued service through each vesting date.

(2)	Mr. Shoun received stock options to purchase up to 50,000 shares of our Common Stock at an exercise price of $4.92 per share, which vest and become exercisable in 12 equal quarterly installments through June 30, 2026, subject to Mr. Shoun’s continued service through each vesting date.

(3)	Mr. Yozamp received stock options to purchase up to 70,500 shares of our Common Stock at an exercise price of $4.92 per share. In connection with Mr. Yozamp’s retirement from his role as Chief Business Development Officer, effective December 31, 2023, the vesting of his award was accelerated, such that his options became fully vested and exercisable as of December 31, 2023.

Other Elements of Compensation

Retirement Plans

We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Substantially all employees are eligible to participate. We have the option to make profit sharing contributions to our 401(k) plan at our discretion. No profit-sharing contributions have yet been made. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to our 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Employee Benefits and Perquisites

Health/Welfare Plans

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, which include medical and vision benefits.

Perquisites

In 2022 and 2023, our named executive officers received an allowance for automobile expenses and home office expenses. Messrs. Shoun and Yozamp’s Initial Employment Agreements (as defined below) each provide for full time security benefits, but they did not receive any such benefits in 2022 or 2023. Each of our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, and vision plans, on the same basis as all of our other employees.

Consulting Fees

Mr. Schaffner received $1,500 for consulting work performed for the Company before being named Chief Financial Officer in February 2022.

No Tax Gross Ups

We do not make gross-up payments to cover personal income taxes that may pertain to any of the compensation or perquisites paid or provided to our named executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of Common Stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2023:

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Brian Schaffner(1)(2)	5/2/2022	150,000	-	3.36	5/2/2032
	8/23/2023	50,000	-	4.92	8/23/2033
Paul Shoun(1)(2)	5/2/2022	200,000	-	3.36	5/2/2032
	8/23/2023	50,000	-	4.92	8/23/2033
John Yozamp(1)(2)	5/2/2022	179,500(3)	-	3.70	5/2/2027
	8/23/2023	70,500(4)	-	4.92	8/23/2033

(1)	100% of each of the awards were vested and exercisable immediately upon the grant date.

(2)	All of the stock options granted in 2022 and 2023 are incentive stock options.

(3)	Reflects a grant of incentive stock options. As of the grant date of this award, Mr. Yozamp held more than 10% of our shares of Common Stock outstanding. Pursuant to Section 422 of the Code, the exercise price of the options must be no less than 110% of the fair market value of a share of our Common Stock on the grant date and will remain exercisable for no longer than five years from the grant date.

(4)	Reflects a grant of non-qualified stock options.

Executive Compensation Arrangements

The Initial Employment Agreements

On November 15, 2021, we entered into employment agreements with our then Chief Executive Officer and Chairman of the Board, John Yozamp, and our Chief Operating Officer, Paul Shoun; on February 21, 2022, we entered into an employment agreement with our then Chief Financial Officer, Brian Schaffner (together, the “Initial Employment Agreements”) to reflect their compensation arrangements. The Initial Employment Agreements entered into with Mr. Shoun and Mr. Yozamp each had a term of employment with a three-year duration, while the Initial Employment Agreement entered into with Mr. Schaffner had an employment term with a one-year duration. Under the terms of the Initial Employment Agreements, Mr. Schaffner was entitled to a base salary of $120,000, Mr. Shoun was entitled to a base salary of $260,000 and Mr. Yozamp was entitled to a base salary of $330,000. Each executive officer was also eligible for an annual bonus, to be granted by the Company’s Board or compensation committee based on performance objectives and targets established annually. Under the Initial Employment Agreements, Messrs. Schaffner, Shoun and Yozamp were also entitled to participate in the Plan and in any profit sharing, qualified and nonqualified retirement plans and any health, life, accident, disability insurance, vacation, paid time off, supplemental medical reimbursement insurance, or benefit plans or programs as we may choose to make available at any point in time. Under the Initial Employment Agreements, the executive officers were also entitled to annual fringe benefits and perquisites (including auto expense, security and reimbursement for the executive officer’s home office) and reimbursement for reasonable and necessary out-of-pocket business, entertainment, and travel expenses incurred in connection with the performance of their duties. In addition, the employment agreements contain provisions providing for severance payments, including both base salary payment throughout the remainder of the executive’s term of employment, and a payment equal to an additional 12 months of base salary, an amount equal to the executive annual bonus measured at target rate of performance, and continuation of benefits under certain circumstances including termination by us without Cause or for Good Reason (each as defined in the Initial Employment Agreements), upon execution of a general release of claims in our favor. The Initial Employment Agreements included restrictive covenants, including a two-year non-competition provision, a two-year non-solicitation and non-disparagement provision and a confidentiality provision.

The Amended and Restated Schaffner Employment Agreement

On January 26, 2023, we promoted Brian Schaffner from his position as our Chief Financial Officer to our Chief Executive Officer. In connection with his new role, we entered into an Amended and Restated Employment Agreement with Mr. Schaffner, effective January 26, 2023 (the “Schaffner Employment Agreement”), setting forth the terms and conditions of Mr. Schaffner’s employment as Chief Executive Officer.

The Schaffner Employment Agreement provides for a one-year term ending on April 1, 2023, the first anniversary of our initial public offering, which term renews automatically unless terminated by the Company or Mr. Schaffner. Pursuant to the Schaffner Employment Agreement, the Company will pay Mr. Schaffner a base salary of $270,400 per year, increased from $120,000. Like Mr. Schaffner’s existing employment agreement, the Schaffner Agreement provides for an annual bonus award based on the achievement of performance objectives and targets established annually by the Company’s Board or Compensation Committee, and standard employee benefits. Upon a termination of Mr. Schaffner’s employment agreement by the Company without Cause or a resignation for Good Reason (each term as defined in the Schaffner Employment Agreement), Mr. Schaffner will be paid (a) if terminated prior to April 1, 2023, an amount equal to the remaining unpaid amounts under the initial employment term, (b) continued base salary for one year, (c) an amount equal to his annual target bonus for the year of termination, (d) any earned but unpaid bonuses and (e) continued medical and dental benefits for up to one year. The Schaffner Agreement provides for the same employee benefits as under Mr. Schaffner’s original employment agreement, except that he will also receive an automobile allowance of $1,000 per month. The restrictive covenants in the Initial Employment Agreement to which Mr. Schaffner is a party will continue to apply.

The Amended and Restated Shoun Employment Agreement

On January 26, 2023, we promoted Paul Shoun from his position as our Chief Operating Officer to our Co-Founder, President and Chief Operating Officer. In connection with his new role, we entered into an Amended and Restated Employment Agreement with Mr. Shoun, effective January 26, 2023 (the “Shoun Agreement”), setting forth the terms and conditions of Mr. Shoun’s employment as our Co-Founder, President and Chief Operating Officer.

The Shoun Employment Agreement provides for a three-year term ending on April 1, 2025, the third anniversary of our initial public offering, which term renews automatically unless terminated by the Company or Mr. Shoun. Pursuant to the Shoun Employment Agreement, the Company will pay Mr. Shoun a base salary of $270,400 per year, increased from $260,000. Like the Initial Employment Agreement to which Mr. Shoun is a party, the Shoun Employment Agreement provides for an annual bonus award based on the achievement of performance objectives and targets established annually by the Company’s Board or Compensation Committee, and standard employee benefits. Upon a termination of the Shoun Employment Agreement by the Company without Cause or a resignation for Good Reason (each term as defined in the Shoun Employment Agreement), Mr. Shoun will be paid (a) if terminated prior to April 1, 2025, an amount equal to the remaining unpaid amounts under the initial employment term, (b) continued base salary for one year, (c) an amount equal to his annual target bonus for the year of termination, (d) any earned but unpaid bonuses and (e) continued medical and dental benefits for up to one year. The Shoun Employment Agreement provides for the same employee benefits as under the Initial Employment Agreement to which Mr. Shoun is a party, except that he will no longer be entitled to security benefits. The restrictive covenants in the Initial Employment Agreement to which Mr. Shoun is a party will continue to apply.

The Amended and Restated Yozamp Employment Agreement

On January 26, 2023, we and Mr. Yozamp agreed that, effective January 25, 2023, he ceased to be our Chief Executive Officer, Chairman of the Board, and a member of our Board, and assumed the position of Co-Founder and Chief Business Development Officer. In connection with his new role, we entered into an Amended and Restated Employment Agreement with Mr. Yozamp, effective January 26, 2023 (the “Yozamp Employment Agreement”), setting forth the terms and conditions of Mr. Yozamp’s employment as our Co-Founder and Chief Business Development Officer. The Yozamp Employment Agreement terminated on December 31, 2023, effective upon Mr. Yozamp’s retirement. The restrictive covenants in the Initial Employment Agreement to which Mr. Yozamp is a party and the Yozamp Employment Agreement continue to apply.

Director Compensation Discussion

Director Compensation

Under our non-employee director compensation program, each non-employee director receives the following amounts for their service on the Board:

●	an annual director fee of $50,000 paid in cash; and

●	on an annual basis, a number of RSUs equal to $60,000 divided by the closing price of our Common Stock on the grant date.

In addition, if the director serves as the chairperson of a committee of the Board, the director will receive additional annual fees paid in cash as follows:

●	chairperson of our Audit Committee, $20,000;

●	chairperson of our Compensation Committee, $15,000; and

●	chairperson of the nominating and governance committee, $10,000.

No additional fees are paid for service as a member of any committee of the Board, nor are fees paid for attendance at Board or committee meetings.

Director fees are payable in in quarterly installments on the first business day of each calendar quarter and prorated for any portion of a quarter that a director is not serving as a non-employee director or a chairperson of a committee of the Board. Directors are also reimbursed for any reasonable Board-related expenses.

For 2023, we granted RSUs to our non-employee directors, which vest as to 100% of the underlying shares on the first anniversary of the grant date, subject to the director’s continued service to us through the vesting date. In addition, all unvested RSUs vest in full upon the occurrence of a change in control. RSUs granted to directors are granted pursuant to the terms of the 2021 Incentive Award Plan.

Mr. Schaffner, our Chief Executive Officer, and Mr. Shoun, our President and Chief Operating Officer, served on our Board during 2023, but have not been included in the 2023 Director Compensation Table below because they did not receive any additional compensation for their service on our Board. Information regarding their compensation paid in 2023 is included in the Summary Compensation Table, the Outstanding Equity Awards at Fiscal Year-End table, and the associated narrative disclosure.

2023 Director Compensation Table

The following table sets forth all compensation paid or awarded to our non-employee directors during 2023. The amounts set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our directors.

The following table sets forth the compensation of our independent directors during 2023:

Name	Fees Earned or Paid in Cash ($)	RSU Awards ($)(1)	All Other Compensation ($)	Total ($)
David Hendrickson(2)	78,750	60,000	26,250(3)	165,000
George Lefevre	60,000	60,000	-	120,000
Steven M. Shum	70,000	60,000	-	130,000
Tien Q. Nguyen	22,962(4)	60,000	-	82,962

(1)	Amounts reflect the full grant date fair value of RSUs granted to our non-employee directors during 2023 computed in accordance with ASC Topic 718.

(2)	Mr. Hendrickson resigned from the Board and each committee of the Board on August 15, 2023. The RSUs granted to Mr. Hendrickson during 2023 vested in full on October 31, 2023.

(3)	This amount reflects consulting fees paid to Mr. Hendrickson following his resignation as a director.

(4)	Mr. Nguyen was appointed as a director on August 23, 2023 and received a prorated portion of the annual cash compensation payable for service on our Board and as chairperson of our Compensation Committee.

Equity Awards Held by Directors

The following table sets forth the aggregate number of stock options and RSUs held as of December 31, 2023 by each non-employee director who served during the year ended December 31, 2023.

Name	Stock Options Outstanding at Fiscal Year End	RSUs Outstanding at Fiscal Year End
David Hendrickson	30,000	-
George Lefevre	30,000	12,195
Steven M. Shum	40,000	12,195
Tien Q. Nguyen	-	12,195

Ownership of Equity Securities of the Company

Securities Authorized for Issuance Under Equity Compensation Plans

In conjunction with our initial public offering, we adopted the 2021 Incentive Award Plan and our 2021 Employee Stock Purchase Plan (the “2021 ESPP”). The following table summarizes equity compensation plan information for the 2021 Incentive Award Plan and the 2021 ESPP, which were both approved by stockholders, as a group, as of December 31, 2023.

	Number of Securities to be Issued Upon Exercise of Outstanding Options(1)	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance(2)
Plan Category	(#)	($)	(#)
Equity compensation plans approved by stockholders	1,111,585	3.773	75,843
Equity compensation plans not approved by stockholders	N/A	N/A	N/A
Total	1,111,585	3.773	75,843

(1)	There are no stock appreciation rights outstanding pursuant to the 2006 Plan or the 2015 Plan. In addition, there are no outstanding warrants to purchase shares of our Common Stock.

(2)	This amount reflects the shares reserved for issuance under our 2021 Incentive Award Plan and ESPP less the number of shares reported in the first column. The 2021 Incentive Award Plan contains an “evergreen” provision, such that the number of shares reserved for issuance under the plan automatically increases on an annual basis in an amount equal to (i) 5% of the aggregate number of shares of our Common Stock outstanding as of December 31 of each year, or (ii) a lesser number of shares as determined by our Board.

Security Ownership of Certain Beneficial Owners and Management

Based solely upon information made available to us, the following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of August 5, 2024 as to: (1) each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the outstanding shares of our Common Stock; (2) each of our named executive officers; (3) each of our directors; and (4) all directors and executive officers as a group, as of August 5, 2024.

We believe, based on information provided to us, that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, unless noted otherwise. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Expion360, 2025 SW Deerhound Avenue, Redmond, OR 97756.

Beneficial ownership is determined in accordance with SEC rules and includes any shares as to which a person has sole or shared voting power or investment power with respect to securities. All shares of Common Stock subject to options or warrants exercisable within 60 days of August 5, 2024, are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, percentage ownership of outstanding shares is based upon 7,576,947 shares of Common Stock outstanding as of August 5, 2024.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders:
John Yozamp (Co-Founder, Former Chief Executive Officer and Former Chief Business Development Officer)(1)	1,692,182	21.6%
James Yozamp, Jr.(2)	552,673	7.3%
Directors and Named Executive Officers:
Brian Schaffner (Chief Executive Officer)(3)	176,453	2.3%
Paul Shoun (Co-Founder, President, Chief Operating Officer, and Chairman of the Board)(4)	363,924	4.7%
Tien Q. Nguyen (Independent Director)(5)	12,195	*
George Lefevre (Independent Director)(6)	42,195	*
Steven M. Shum (Independent Director)(7)	52,195	*
All Directors and Executive Officers as a Group (six persons)(8)	725,203	8.9%

*	Less than 1%.Less than 1%.

(1)	Based solely on a Form 4 filed on June 6, 2024 and information known to the Company. Includes (i) 1,442,182 shares of Common Stock owned directly by Mr. Yozamp and (ii) 250,000 shares of Common Stock issuable upon exercise of vested stock options exercisable within 60 days of August 5, 2024.

(2)	Based solely on a third-party report dated as of July 17, 2024.

(3)	Includes (i) 4,959 shares of Common Stock owned by Mr. Schaffner, (ii) 170,833 shares of Common Stock issuable upon exercise of vested stock options exercisable within 60 days of August 5, 2024, and (iii) 661 shares of Common Stock underlying RSUs vesting within 60 days of August 5, 2024.

(4)	Includes (i) 142,430 shares of Common Stock owned directly by Mr. Shoun, (ii) 220,833 shares of Common Stock issuable upon exercise of vested stock options exercisable within 60 days of August 5, 2024, and (iii) 661 shares of Common Stock underlying RSUs vesting within 60 days of August 5, 2024.

(5)	Includes 12,195 shares of Common Stock issuable upon RSUs vesting within 60 days of August 5, 2024.

(6)	Includes (i) 30,000 shares of Common Stock issuable upon exercise of vested stock options exercisable within 60 days of August 5, 2024, and (ii) 12,195 shares of Common Stock issuable upon RSUs vesting within 60 days of August 5, 2024.

(7)	Includes (i) 40,000 shares of Common Stock issuable upon exercise of the vested stock options exercisable within 60 days of August 5, 2024, and (ii) 12,195 shares of Common Stock issuable upon RSUs vesting within 60 days of August 5, 2024.

(8)	Includes directors and current executive officers.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board consists of five directors, and each director’s term expires at each annual meeting of stockholders.

Below is a list of the names, ages, positions, and a brief account of business experience, of the individuals our Board has nominated for re-election at the Annual Meeting:

Name	Age	Director Since	Position
Paul Shoun	53	2022	Co-Founder, President, Chief Operating Officer, and Chairman of the Board
Brian Schaffner	54	2023	Chief Executive Officer and Director
Steven M. Shum	54	2022	Director
George Lefevre	57	2022	Director
Tien Nguyen	61	2023	Director

If elected at the Annual Meeting, Messrs. Shoun, Schaffner, Shum, Lefevre, and Nguyen would serve until the 2026 Annual Meeting, or until their respective successors are duly elected and qualified, or until such director’s earlier death, resignation, or removal.

Pursuant to our Bylaws, only the Board will be able to fill any vacancies on the Board until the next succeeding Annual Meeting of Stockholders. Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation or removal. Between successive annual meetings, the Board has the power to appoint one or more additional directors, but not more than half the number of directors fixed at the last stockholder meeting at which directors were elected.

Nominees for Election at this Annual Meeting

Set forth below is biographical information for each nominee and a summary of the specific qualifications, attributes, skills and experiences which led the Board to conclude that each nominee should serve on the Board at this time. All of our nominees meet the qualifications and skills as identified by our Board. There are no family relationships among any of our nominee directors or among any of our nominee directors and our executive officers.

Paul Shoun - Co-Founder, President, Chief Operating Officer, and Chairman of the Board. Mr. Shoun is a Co-Founder of our Company and has served as Chairman of the Board since August 2023 and President and Chief Operating Officer since April 2021. He previously served as our Vice President of Operations beginning in March 2020. Before joining the Company, Mr. Shoun worked at Tensility International Corporation (“Tensility”), a custom cable assemblies company, where he served as a Business Development Manager, Project Manager and Manufacturing Manager from October 2014 to March 2020. Prior to joining Tensility, he spent over 17 years as the managing director of a corporate consulting firm. Mr. Shoun brings over 30 years of engineering and corporate management experience, including experience in project management, product development, engineering leadership, business accounting, ERP/CRM system management, and product marketing. His prior notable clients include Chrysler, Boeing, Nike IHM, Intel, and Daimler Trucks North America. We believe Mr. Shoun is qualified to serve on our Board because of his extensive experience in engineering, product development and product marketing and knowledge of our Company and industry.

Brian Schaffner - Chief Executive Officer and Director. Mr. Schaffner has served as our Chief Executive Officer since January 2023 and as a member of our Board since August 2023. He previously served as our Chief Financial Officer beginning in March 2021. Mr. Schaffner also serves as a Professor of Business and Accounting at Walla Walla University, a position he has held since July 2020. He previously served as Vice Principal of Finance for Monterey Bay Academy from March 2019 to June 2020, and Vice Principal of Finance for Mount Ellis Academy from July 2015 to February 2018. Mr. Schaffner also served as the Development, Recruiting, Marketing and Alumni Relations Director of Mount Ellis Academy from March 2018 to February 2019. Over the past three decades, he has served in a variety of executive leadership roles in senior-living, assisted-living skilled nursing facilities, retail stores and schools. In addition, his educational instructional experience includes courses at the secondary school and university levels, including accounting, cost accounting, management, personal finance, welding, auto mechanics and aviation ground school. Mr. Schaffner holds a Bachelor of Science in Business Administration and Accounting from Walla Walla College and a Master of Business Administration from the University of Phoenix. We believe Mr. Schaffner is qualified to serve as a member of our Board because of his executive leadership experience and extensive knowledge of our Company and industry.

Steven M. Shum - Independent Director. Mr. Shum has served as a member of our Board since March 2022. Since October 2019, Mr. Shum has served as the Chief Executive Officer and, since October 2017, as a member of the board of directors, of INVO Bioscience, Inc. (Nasdaq: INVO), a healthcare services company focused on fertility treatment. Previously, Mr. Shum served as the Interim Chief Executive Officer from May 2019 to October 2019 and Chief Financial Officer of Eastside Distilling, Inc. (“Eastside”) (Nasdaq: EAST) from October 2015 to August 2019. Prior to joining Eastside, Mr. Shum served as a member of the board of directors of XZERES Corp., a publicly traded global renewable energy company, from October 2008 until April 2015, and held various executive officer roles, including Chief Operating Officer from September 2014 to April 2015, Chief Financial Officer, Principal Accounting Officer and Secretary from April 2010 to September 2014, and Chief Executive Officer and President from October 2008 to August 2010. Mr. Shum currently serves as the Managing Principal of Core Fund Management, LP and the Fund Manager of Core Fund, LP, as well as a member of the board of directors of CalEthos Inc. (OTC: BUUZ). He was a founder of Revere Data LLC (acquired by Factset Research Systems, Inc. (NYSE: FDS)) and served as its Executive Vice President, where he led product development efforts and contributed to operations, business development, and sales. He spent six years as an investment research analyst and portfolio manager of D.N.B. Capital Management, Inc. His previous employers include Red Chip Review and Laughlin Group of Companies. He holds a Bachelor of Science in Finance and General Management from Portland State University. We believe Mr. Shum is qualified to serve on our Board because of his extensive experience serving in leadership roles at publicly traded companies.

George Lefevre - Independent Director. Mr. Lefevre has served as a member of our Board since March 2022. He is a business consultant focused on business development and structural guidance for companies. From 2009 through 2020, Mr. Lefevre was the founder of HAPA Capital, LLC, a consulting firm specializing in biotechnology and frontier technology. From 2014 through 2015, Mr. Lefevre was the Chief Executive Officer of a startup company that completed a change in management effective June 26, 2014, and expanded into the hemp and cannabidiol industry. From 1991 to 1998, Mr. Lefevre directly invested in and managed investment portfolios. He was also the President of GL Investment Group, a regional investment bank in Southern California, where he was directly responsible for providing in excess of $500 million in funding to biotechnology and high-tech companies. Mr. Lefevre holds a Bachelor of Science in Business Administration, majoring in Finance from California State University, Long Beach. We believe Mr. Lefevre is qualified to serve on our Board because of his leadership experience and extensive investment experience.

Tien Q. Nguyen - Independent Director. Mr. Nguyen has served as a member of our Board since August 2023. He is an entrepreneur and executive with expertise in engineering, technology, wireless systems, and energy storage. Mr. Nguyen has been managing personal and family investments from 2021 until the present. He was a partner in Lumini Partner LLC, which supported and studied international energy industrial projects using microgrid systems to reduce utility dependency, from 2019 to 2020. Mr. Nguyen was the founder of FitTech Software LLC, an artificial intelligence software company in the health and fitness industry, and served as the Chairman from 2016 until 2019. From 2012 to 2016, he served as the Chief Executive Officer of Quantum Energy Storage Corporation, an energy storage company. Previously, Nr. Nguyen served as the Chief Strategy Officer of Onramp Wireless Inc. from 2010 to 2012 and the Chief Executive Officer of AppleTree Educational LLC from 2007 to 2010. Mr. Nguyen was also the founder of CommASIC Inc., a leading wireless semiconductor broadband company, which was acquired by Freescale Semiconductor in 2005. He served as a member of the board of directors of Freescale Semiconductor from 2005 until 2007. Prior to founding CommASIC Inc., Mr. Nguyen served as the Chief Executive Officer of Linskys Consulting from 1997 until 2001. Mr. Nguyen began his career at General Dynamics Corp. (NYSE: GD) and Qualcomm Inc. (Nasdaq: QCOM), where he was focused on ASIC engineering. He holds a Bachelor of Science in Electrical Engineering from San Diego State University. We believe Mr. Nguyen is qualified to serve as a member of our Board because of his experience serving as an executive in various industries and his extensive experience in the energy storage industry.

Vote Required

With respect to Proposal No. 1, you may vote FOR all nominees, WITHHOLD your vote as to all nominees, or FOR all nominees except those specific nominees from whom you WITHHOLD your vote. The five director nominees receiving the most FOR votes will be elected. A properly executed proxy marked WITHHOLD with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Broker non-votes will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE FIVE NOMINEES NAMED ABOVE.

PROXIES WILL BE VOTED “FOR” EACH OF THE FIVE NOMINEES NAMED ABOVE UNLESS OTHERWISE SPECIFIED.

PROPOSAL NO. 2

RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed M&K CPAS PLLC (“M&K”) as our independent registered public accounting firm for the year ending December 31, 2024, and our Board has directed that management submit this selection for ratification by the stockholders at the Annual Meeting. M&K served as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2023. Our Audit Committee periodically considers whether there should be a rotation of our independent registered public accountants. The members of our Audit Committee believe that the continued retention of M&K as our independent registered public accountants is in the best interests of the Company.

Stockholder ratification of the appointment of M&K as our independent registered public accounting firm is not required. Our Board is submitting the selection of M&K to the stockholders for ratification because we believe it is a matter of good corporate governance practice. If our stockholders fail to ratify the appointment, our Audit Committee will reconsider whether or not to retain M&K, but still may retain them. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if our Audit Committee determines that such a change would be in our best interests and that of our stockholders.

Representatives of M&K are expected to attend the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders. Fees for professional services provided by our independent auditors in each of the last two fiscal years, in each of the following categories, are as follows:

	Year Ended December 31,
	2023	2022
Audit Fees	$98,274	$98,943
Audit-Related Fees	-	-
Tax Fees	4,500	4,500
All Other Fees	-	-
Total Fees	$102,774	$103,443

Audit fees consisted of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our Quarterly Reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements and services associated with the issuance of comfort letters and the issuance of consents on registration statements, including in connection with our initial public offering.

Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. There were no audit-related fees for the fiscal years ended December 31, 2023, and 2022.

Tax fees consisted of fees expected to be incurred for tax compliance, tax advice, and tax planning in respect of the year ended December 31, 2023.

There were no fees for services rendered by M&K incurred during the fiscal years ended December 31, 2023 and 2022 other than those disclosed above.

Audit Committee Pre-Approval Policy and Procedures

Consistent with SEC policies and guidelines regarding audit independence, our Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our independent registered public accounting firm.

Vote Required

Under Nevada law and our Bylaws, if a quorum is present, this matter will be approved if the number of votes cast FOR Proposal No. 2 exceeds the number of votes cast AGAINST Proposal No. 2. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 2. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on Proposal No. 2. If a broker does not exercise this authority, such broker non-votes will have no effect on the outcome of Proposal No. 2.

OUR BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROXIES WILL BE VOTED “FOR” RATIFICATION UNLESS OTHERWISE SPECIFIED.

AUDIT COMMITTEE REPORT

Our Audit Committee is responsible for the appointment of the independent registered public accounting firm for each fiscal year and confirming the independence of the independent registered public accounting firm. It is also responsible for: reviewing and approving the scope of the planned audit, the results of the audit and the independent registered public accounting firm’s compensation for performing such audit; reviewing the Company’s audited financial statements; and reviewing and approving the Company’s internal accounting controls and disclosure procedures.

The Company’s independent registered public accounting firm is responsible for auditing the financial statements. The activities of our Audit Committee are in no way designed to supersede or to alter those traditional responsibilities. Our Audit Committee’s role does not provide any special assurances with regard to the Company’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent registered public accounting firm.

In connection with the audit of the Company’s financial statements for the year ended December 31, 2023, our Audit Committee met with representatives from M&K, the Company’s independent registered public accounting firm, and the Company’s internal auditors. Our Audit Committee reviewed and discussed with M&K and the Company’s internal auditors, the Company’s financial management and financial structure, as well as the matters relating to the audit required by the Public Company Accounting Oversight Board Auditing Standard and the SEC.

Our Audit Committee and M&K also discussed M&K’s independence. Our Audit Committee has received from M&K the written disclosures and the letter regarding M&K’s independence required by Public Company Accounting Oversight Board Rule 3526.

In addition, our Audit Committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2023, as well as management’s assessment of internal controls over financial reporting.

Based upon the review and discussions described above, our Audit Committee recommended to the Board, and the Board approved, that the Company’s financial statements audited by M&K, as well as management’s assessment of the Company’s internal controls over financial reporting be included in the Company’s Annual Report.

AUDIT COMMITTEE

Steven Shum, Chair

George Lefevre

Tien Nguyen

PROPOSAL NO. 3

TO APPROVE AND ADOPT AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK BY ONE OF SEVERAL RATIOS BETWEEN 1-FOR-50 AND 1-FOR-100 AT ANY TIME WITHIN ONE YEAR AFTER STOCKHOLDER APPROVAL IS OBTAINED, WITH THE TIMING OF THE AMENDMENT AND THE EXACT REVERSE SPLIT RATIO TO BE DETERMINED IN THE SOLE DISCRETION OF OUR BOARD

General

Our Board has unanimously approved and declared advisable and is recommending that our stockholders approve and adopt a proposed certificate of amendment to our Articles of Incorporation, in substantially the form attached hereto as Appendix A, to effect a reverse stock split of all of our outstanding shares of Common Stock, par value $0.001 per share, by one of several ratios between 1-for-50 and 1-for-100 (the “Reverse Stock Split”) at any time within one year after stockholder approval is obtained, with the timing of the Reverse Stock Split and the exact ratio of the Reverse Stock Split to be determined by our Board, in its sole discretion and without further action by our stockholders; provided, our Board will not select a reverse split ratio that will result in us having fewer than 500,000 publicly held shares under Nasdaq continued listing standards.

By approving the Reverse Stock Split, stockholders will be approving the Reverse Stock Split at a specific ratio within the range described above as determined by the Board, as it determines to be in the best interest of our stockholders. The Board believes that stockholder approval of the range of reverse stock split ratios (as opposed to approval of a single reverse stock split ratio) provides the Board with maximum flexibility to react to then-current market conditions and achieve the purpose of a reverse stock split, as discussed below, and therefore is in the best interests of the Company and our stockholders. Although stockholders are being asked to vote on each of the proposed reverse stock split ratios within the range described above, only one such proposal will be effected. By approving this Proposal, stockholders will be authorizing the Board to file only one such amendment, as determined by the Board in the manner described herein. The Board at its discretion may also elect not to implement any reverse stock split.

If our stockholders approve the Reverse Stock Split, and our Board decides to implement it, the Reverse Stock Split will become effective as of a date and time to be determined by the Board that will be specified in the certificate of amendment (the “Effective Time”). Only one such amendment will be filed, if at all, and stockholders authorize our Board to abandon the other amendments in accordance with Section 78.390(5) of the Nevada Revised Statutes. If the Board does not decide to implement the Reverse Stock Split within twelve months from the date stockholder approval is obtained, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

The full text of the form of proposed amendment of the Articles of Incorporation is attached to this proxy statement as Appendix A.

Background and Reasons for the Reverse Stock Split

Our primary objective in effectuating the Reverse Stock Split would be to raise the per share trading price of our Common Stock in an effort to regain compliance with Nasdaq’s $1.00 minimum bid price listing requirement. However, there can be no assurance that the Reverse Stock Split will have that effect, initially or in the future, or that it will enable us to maintain the listing of our Common Stock on Nasdaq.

In addition, we believe that the low per share market price of our Common Stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.

We further believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company's market capitalization. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this increase will enhance our ability to attract and retain employees and service providers.

We hope that the decrease in the number of shares of our outstanding Common Stock as a consequence of the Reverse Stock Split, and the anticipated increase in the price per share, will encourage greater interest in our Common Stock by the financial community and the investing public, help us attract and retain employees and other service providers, help us raise additional capital through the sale of stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the reverse stock split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effected.

There can be no assurance that the Reverse Stock Split will achieve any of the desired results. There also can be no assurance that the price per share of our Common Stock immediately after the Reverse Stock Split will increase proportionately with the Reverse Stock Split, or that any increase will be sustained for any period of time.

If stockholders do not approve this Proposal No. 3 and our minimum bid price does not otherwise increase to greater than $1.00 per share over at least a 10 consecutive business day period, we expect our Common Stock to be delisted from Nasdaq. We believe the Reverse Stock Split is the most likely way to assist the stock price in reaching the $1.00 minimum bid price level required by Nasdaq, although effecting the Reverse Stock Split cannot guarantee that we will be in compliance with the $1.00 minimum bid price listing requirement even for the minimum 10-day consecutive business day period required by Nasdaq. Furthermore, the Reverse Stock Split cannot guarantee we will maintain compliance with other continued listing criteria required by Nasdaq.

If our Common Stock were delisted from Nasdaq, trading of our Common Stock would thereafter be conducted on the OTC Bulletin Board or the "pink sheets." As a result, an investor may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, our Common Stock. To relist shares of our Common Stock on Nasdaq, we would be required to meet the initial listing requirements, which are more stringent than the maintenance requirements.

In addition, if our Common Stock were delisted from Nasdaq and the price of our Common Stock were below $5.00 at such time, such stock would come within the definition of "penny stock" as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and would be covered by Rule 15g-9 of the Exchange Act. That rule imposes additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5 million or individuals with net worth in excess of $1 million or annual income exceeding $200,000 or $300,000 jointly with their spouse). For transactions covered by Rule 15g-9, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. These additional sales practice restrictions will make trading in our Common Stock more difficult and the market less efficient.

We are not aware of any present efforts by anyone to accumulate our Common Stock, and the proposed Reverse Stock Split is not intended to be an anti-takeover device.

The Reverse Stock Split May Not Result in an Increase in the Per Share Price of Our Common Stock; There Are Other Risks Associated with the Reverse Stock Split

We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•	the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq;

•	we will otherwise continue to meet the requirements of Nasdaq for continued listing;

•	the market price per share after the Reverse Stock Split will rise in proportion to the reduction in the number of shares outstanding before the Reverse Stock Split;

•	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; or

•	the Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees and other service providers.

If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. In some cases, the total market value of a company following a reverse stock split is lower, and may be substantially lower, than the total market value before the reverse stock split. In addition, the fewer number of shares that will be available to trade could possibly cause the trading market of our Common Stock to become less liquid, which could have an adverse effect on the price of our Common Stock. The market price of our Common Stock is based on our performance and other factors, including trading dynamics and substantial volatility, which are likely unrelated to the number of our shares outstanding. Furthermore, as described in more detail in Proposal No. 5, if the adjusted exercise price resulting from a reverse stock split under our outstanding Series A Warrants would have been below the floor price described therein but for the floor price limitation, then we will make a payment to the Series A Warrant holders for the economic difference between the adjusted exercise price and the floor price, subject to the exceptions and conditions set forth in the Series A Warrants. In addition, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stock.

Principal Effects of Reverse Stock Split on Market for Common Stock

On August 29, 2024, the closing price for our Common Stock on Nasdaq was $0.062 per share. By decreasing the number of shares of Common Stock outstanding without altering the aggregate economic interest represented by the shares, we believe the market price will be increased. The greater the market price rises above $1.00 per share, the less risk there will be that we will fail to meet the requirements for maintaining the listing of our Common Stock on Nasdaq. However, there can be no assurance that the market price of our Common Stock will rise to or maintain any particular level or that we will at all times be able to meet the requirements for maintaining the listing of our Common Stock on Nasdaq.

Principal Effects of Reverse Stock Split on Common Stock; No Fractional Shares

If stockholders approve amending our Articles of Incorporation to effect a Reverse Stock Split, and if the Board decides to effectuate such amendment and Reverse Stock Split, the principal effect of the Reverse Stock Split will be to reduce the number of issued and outstanding shares of our Common Stock, in accordance with an exchange ratio approved by the stockholders and determined by the Board as set forth in this Proposal No. 3, from approximately 55,576,947 shares of Common Stock to between and including approximately 555,770 and 1,111,539 shares, depending on which Reverse Stock Split ratio is effectuated by the Board and based upon the number of shares outstanding at the time such Reverse Stock Split is effectuated. The Reverse Stock Split also will effectively increase the authorized shares of Common Stock unless Proposal No. 4 is approved and implemented. In addition, as described in more detail in Proposal No. 5, the Reverse Stock Split could result in a reduction in the exercise price under our outstanding Series A Warrants, which would result in an increase in the number of shares of Common Stock issuable upon exercise of the Series A Warrants and would cause additional dilution to holders of our Common Stock. The total number of shares of Common Stock each stockholder holds will be reclassified automatically into the number of shares of Common Stock equal to the number of shares of Common Stock each stockholder held immediately before the Reverse Stock Split divided by the exchange ratio approved by the stockholders and determined by the Board as set forth in this Proposal.

If the number of shares of Common Stock a stockholder holds is not evenly divisible by such exchange ratio, that stockholder will not receive a fractional share but instead will receive one whole share of Common Stock in lieu of such fractional share.

The Reverse Stock Split will affect all of our holders of Common Stock uniformly and will not affect any stockholder's percentage ownership interests, except to the extent that the Reverse Stock Split results in any stockholders owning a fractional share. As described above, stockholders holding a fractional share will be entitled to one whole share in lieu of such fractional share. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The par value of our Common Stock and Preferred Stock would remain unchanged at $0.001 per share. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Principal Effects of Reverse Stock Split on Outstanding Options, RSUs and Warrants

As of June 30, 2024, there were outstanding (i) warrants to purchase 78,000 shares of Common Stock at an exercise price of $2.90 per share; (ii) warrants to purchase 514,290 shares of Common Stock at an exercise price of $3.32 per share; (iii) non-plan options to purchase 30,000 shares of Common Stock at an exercise price of $3.32 per share; (iv) warrants to purchase 88,803 shares of Common Stock at an exercise price of $4.50 per share; (v) warrants to purchase 25,000 shares of Common Stock outstanding at an exercise price of $5.00 per share; (vi) warrants to purchase 59,202 shares of Common Stock at an exercise price of $9.10 per share; (vii) stock options under our 2021 Incentive Award Plan exercisable for 1,174,500 shares of Common Stock; and (viii) RSUs under our 2021 Incentive Award Plan for 64,645 shares of Common Stock.

Subsequent to June 30, 2024, there also are outstanding: (i) Pre-Funded Warrants to purchase 2,000,000 shares of Common Stock at an exercise price of $0.001 per share; (ii) 115,000,000 Series A Warrants to purchase Common Stock at an exercise price of $0.24 per share; and (iii) 57,500,000 Series B Warrants to purchase Common Stock at an exercise price of $0.001 per share.

When the Reverse Stock Split becomes effective, the number of shares of Common Stock covered by each of the foregoing securities will be reduced to between and including one-fiftieth and one-one-hundredth the number currently covered and the exercise price per share will be increased by between and including fifty and one-hundred times the current exercise price, resulting in the same aggregate price being required to be paid therefor upon exercise thereof as was required immediately preceding the Reverse Stock Split. In addition, the various floor prices, reset prices and weighted average prices of the Series A Warrants and Series B Warrants described in Proposals 5 and 6 will be increased by between and including fifty and one-hundred times the current such prices. Furthermore, as described in more detail in Proposal No. 5, if the adjusted exercise price resulting from a reverse stock split under our outstanding Series A Warrants would have been below the floor price described therein but for the floor price limitation, then we will make a payment to the Series A Warrant holders for the economic difference between the adjusted exercise price and the floor price, subject to the exceptions and conditions set forth in the Series A Warrants.

Principal Effects of Reverse Stock Split on Equity Incentive Plans

As of June 30, 2024, we had 551,623 shares of Common Stock available for future issuance under our 2021 Incentive Award Plan and 2,500,000 shares of Common Stock available for future issuance under our 2021 Employee Stock Purchase Plan. Pursuant to the terms of our 2021 Incentive Award Plan, our Board or Compensation Committee will reduce the number of shares of Common Stock reserved under such Plan to between and including one-fiftieth and one-one-hundredth of the number of shares currently included in such Plan. Pursuant to the terms of our 2021 Employee Stock Purchase Plan, the number of shares of Common Stock reserved under such Plan shall be adjusted to between and including one-fiftieth and one-one-hundredth of the number of shares currently included in such Plan. Furthermore, the number of shares available for future grant or purchase under the foregoing Plans will be similarly adjusted.

Principal Effects of Reverse Stock Split on Legal Ability to Pay Dividends

Our Board has not in the past declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and we are not in arrears on any dividends. Therefore, we do not believe that the Reverse Stock Split will have any effect with respect to future distributions, if any, to our holders of Common Stock.

Accounting Matters

The Reverse Stock Split will not affect the par value of our Common Stock, which will remain unchanged at $0.001 per share, or the number of authorized shares of Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock, which consists of the par value per share of our Common Stock multiplied by the aggregate number of shares of our Common Stock issued and outstanding, will be reduced by a factor of between and including fifty and one-hundred. In other words, stated capital will be reduced to between and including one-fiftieth and one-one-hundredth of its present amount, and the additional paid-in capital account, which consists of the difference between the stated capital and the aggregate amount paid upon issuance of all currently outstanding shares of Common Stock, will be credited with the amount by which the stated capital is reduced. The stockholders’ equity, in the aggregate, will remain unchanged. In addition, the per share net loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding in both the basic and fully diluted calculations.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, be construed as having an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company). Although not designed or intended for such purposes, the effect of the proposed Reverse Stock Split might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of the Company and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of our Board to issue Common Stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional Common Stock would dilute the voting power of our Common Stock and Preferred Stock then outstanding. Our Common Stock could also be issued to purchasers who would support our Board in opposing a takeover bid, which our Board determines not to be in the best interests of the Company and our stockholders. Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the Reverse Stock Split Proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Procedure for Effecting Reverse Stock Split; Exchange of Stock Certificates; Treatment of Fractional Shares

If stockholders approve the Reverse Stock Split and if our Board determines to effectuate the Reverse Stock Split, we will file the proposed amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. The Reverse Stock Split will become effective at the time specified in the amendment, which will most likely be the date of the filing of the amendment and which we refer to as the "effective time." Beginning at the effective time, each certificate representing outstanding pre-reverse stock split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares of Common Stock.

We will appoint Pacific Stock Transfer Company, 6725 Via Austi Pkwy, Suite 300, Las Vegas, Nevada 89119, (800) 785-7782, to act as exchange agent for holders of Common Stock in connection with the Reverse Stock Split. Neither the Company nor Pacific Stock Transfer Company will distribute fractional shares of Common Stock. As described above, stockholders holding a fractional share will be entitled to one whole share in lieu of such fractional share. Our stockholder list shows that some of our outstanding Common Stock is registered in the names of clearing agencies and broker nominees. Because we do not know the numbers of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, we cannot predict with certainty the number of fractional shares that will result from the Reverse Stock Split or the total amount of shares we will be required to issue in lieu of fractional shares. However, we do not expect that amount will be material.

As of the Record Date, we had approximately 13 holders of record of Common Stock (although we had significantly more beneficial holders). We do not expect the Reverse Stock Split to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Stock Split.

Effect on Beneficial Holders of Common Stock (i.e., stockholders who hold in “street name”): Upon the effectiveness of the Reverse Stock Split, we intend to treat shares of Common Stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If a stockholder holds shares of Common Stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records): If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split. If a stockholder holds registered shares in certificated form, such stockholder will be asked to surrender to the transfer agent certificates representing pre-reverse stock split shares in exchange for certificates representing post-reverse stock split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our transfer agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the transfer agent. Any pre-reverse stock split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-reverse stock split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Even if stockholders approve the Reverse Stock Split, our Board reserves the right to not effect the reverse stock split if in our Board's opinion it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Dissenters' or Appraisal Rights

Under the Nevada Revised Statutes, stockholders are not entitled to any dissenter's or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders. Brian Schaffner, our Chief Executive Officer and director, and Paul Shoun, our President, Chief Operating Officer and Chairman of the Board, as well as certain of our principal stockholders, who together hold approximately 28.3% of the aggregate voting power of the Company as of the Record Date, have signed agreements to vote in favor of this Proposal.

Material U.S. Federal Income Tax Consequences

The following is a general discussion of the material U.S. federal income tax consequences of the Reverse Stock Split. This discussion does not provide a complete analysis of all potential U.S. federal income tax considerations relating thereto. This description is based on the Code and existing and proposed U.S. Treasury regulations promulgated thereunder, administrative pronouncements, judicial decisions, and interpretations of the foregoing, all as of the date hereof and all of which are subject to change, possibly with retroactive effect.

This discussion addresses only Common Stock held as capital assets within the meaning of Section 1221 of the Code (generally for investment) by U.S. holders (defined below).

Moreover, this discussion is for general information only and does not address all of the tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income or any state, local or foreign tax laws or any U.S. federal tax laws other than U.S. federal income tax laws, nor does it discuss special tax provisions, which may apply to you if you are subject to special treatment under U.S. federal income tax laws, such as for:

•	certain financial institutions or financial services entities,
•	insurance companies,
•	tax-exempt entities,
•	tax-qualified retirement plans,
•	dealers in securities or currencies,
•	entities that are treated as partnerships or other pass-through entities for U.S. federal income tax purposes (and partners or beneficial owners therein),
•	foreign branches,
•	corporations that accumulate earnings to avoid U.S. federal income tax,
•	regulated investment companies,
•	real estate investment trusts,
•	persons deemed to sell common stock under the constructive sale provisions of the Code, and
•	persons that hold common stock as part of a straddle, hedge, conversion transaction, or other integrated investment.

You are urged to consult your own tax advisor concerning the U.S. federal income tax consequences of the Reverse Stock Split, as well as the application of any state, local, foreign income and other tax laws.

As used in this discussion, a “U.S. holder” is a beneficial owner of Common Stock that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;
•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) that is created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust.

If a partnership or other entity or arrangement treated as a pass-through entity for U.S. federal income tax purposes is a beneficial owner of Common Stock, the tax treatment of a partner in the partnership or an owner of the other pass-through entity or arrangement generally will depend upon the status of the partner or owner and the activities of the partnership or other pass-through entity or arrangement. Any partnership, partner in such a partnership or owner of another pass-through entity or arrangement holding Common Stock should consult its own tax advisor as to the particular U.S. federal income tax consequences applicable to it.

STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AND THE CONSEQUENCES OF OTHER FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS, AND APPLICABLE TAX TREATIES, IN PARTICULAR, STOCKHOLDERS WHOSE FRACTIONAL SHARES RESULTING FROM THE REVERSE STOCK SPLIT ARE ROUNDED UP TO THE NEAREST WHOLE SHARE AND WITH RESPECT TO ALLOCATING TAX BASIS AND HOLDING PERIOD AMONG THEIR POST-REVERSE STOCK SPLIT SHARES.

A U.S. holder generally will not recognize gain or loss upon the Reverse Stock Split, except that a U.S. holder whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share may recognize gain for U.S. federal income tax purposes equal to the value of the additional fractional share. In the aggregate, a U.S. holder’s basis in our Common Stock received upon the Reverse Stock Split generally will equal the basis of the U.S. holder’s surrendered Common Stock, increased by the income or gain attributable to the rounding up of fractional shares, as described herein. New shares attributable to the rounding up of fractional shares to the nearest whole number of shares may be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such U.S. holders generally should recognize ordinary income to the extent of earnings and profits of the Company allocated to the portion of each whole share attributable to the rounding up process, and the remainder, if any, may be treated as a return of tax basis and gain received from the exchange of property. The holding period of our Common Stock received upon the Reverse Stock Split generally will include the holding period of the surrendered Common Stock. The portion of the shares received by a U.S. holder that are attributable to rounding up for fractional shares will have a holding period commencing on the effective date of the Reverse Stock Split.

U.S. holders that have acquired different blocks of Common Stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated basis among, and the holding period of, our Common Stock received in the Reverse Stock Split.

THE PRECEDING DISCUSSION OF U.S. FEDERAL INCOME TAX CONSEQUENCES IS FOR GENERAL INFORMATION ONLY. IT IS NOT TAX ADVICE. EACH STOCKHOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR REGARDING THE PARTICULAR U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND THE CONVERSION, INCLUDING THE CONSEQUENCES OF ANY PROPOSED CHANGE IN APPLICABLE LAWS AND TREATIES, IN PARTICULAR, STOCKHOLDERS WHOSE FRACTIONAL SHARES RESULTING FROM THE REVERSE STOCK SPLIT ARE ROUNDED UP TO THE NEAREST WHOLE SHARE AND WITH RESPECT TO ALLOCATING TAX BASIS AND HOLDING PERIOD AMONG THEIR POST-REVERSE STOCK SPLIT SHARES.

Reservation of Right to Abandon Reverse Stock Split

By approving this Proposal, stockholders also will be authorizing our Board under Section 78.390(5) of the Nevada Revised Statutes to abandon the proposed amendment of the Articles of Incorporation at any time without further action by the stockholders before such amendment of the Articles of Incorporation is filed with the Secretary of State of the State of Nevada.

Vote required

This Proposal No. 3 will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 3. Because a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 3, we do not expect any broker non-votes to result for this Proposal No. 3.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVING AND ADOPTING AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK BY ONE OF SEVERAL RATIOS BETWEEN 1-FOR-50 AND 1-FOR-100 AT ANY TIME WITHIN ONE YEAR AFTER STOCKHOLDER APPROVAL IS OBTAINED, WITH THE TIMING OF THE AMENDMENT AND THE EXACT REVERSE SPLIT RATIO TO BE DETERMINED IN THE SOLE DISCRETION OF OUR BOARD.

PROXIES WILL BE VOTED “FOR” APPROVING AND ADOPTING AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK BY ONE OF SEVERAL RATIOS BETWEEN 1-FOR-50 AND 1-FOR-100 AT ANY TIME WITHIN ONE YEAR AFTER STOCKHOLDER APPROVAL IS OBTAINED, WITH THE TIMING OF THE AMENDMENT AND THE EXACT REVERSE SPLIT RATIO TO BE DETERMINED IN THE SOLE DISCRETION OF OUR BOARD, UNLESS OTHERWISE SPECIFIED.

PROPOSAL NO. 4

TO APPROVE AND ADOPT AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK, COMMON STOCK AND PREFERRED STOCK, IN EACH CASE, BY ONE OF SEVERAL PERCENTAGES BETWEEN 20% AND 80% AT ANY TIME WITHIN ONE YEAR AFTER STOCKHOLDER APPROVAL IS OBTAINED, WITH THE TIMING OF THE AMENDMENT AND THE EXACT PERCENTAGE TO BE DETERMINED IN THE SOLE DISCRETION OF OUR BOARD, IF, AND ONLY IF, THE REVERSE STOCK SPLIT PROPOSAL IS APPROVED AND IMPLEMENTED

Our Board has unanimously approved and declared advisable and is recommending that, if Proposal No. 3 is approved, our stockholders approve and adopt a proposed certificate of amendment to our Articles of Incorporation, in substantially the form attached hereto as Appendix B, to reduce the number of authorized shares of our capital stock, par value $0.001 per share, Common Stock, par value $0.001 per share, and Preferred Stock, par value $0.001 per share, in each case, by one of several percentages between 20% and 80% (the “Authorized Share Reduction”) at any time within one year after stockholder approval is obtained, with the timing of the Authorized Share Reduction and the exact percentage of the Authorized Share Reduction to be determined by our Board, in its sole discretion and without further action by our stockholders.

By approving the Authorized Share Reduction, stockholders will be approving the Authorized Share Reduction at a specific percentage within the range described above as determined by the Board, as it determines to be in the best interest of our stockholders. The Board believes that stockholder approval of the range of authorized share reduction percentages (as opposed to approval of a single authorized share reduction percentage) provides the Board with maximum flexibility to react to then-current market conditions and achieve the purpose of an authorized share reduction, as discussed below, and therefore is in the best interests of the Company and our stockholders. Although stockholders are being asked to vote on each of the proposed authorized share reduction percentages within the range described above, only one such proposal will be effected. By approving this Proposal, stockholders will be authorizing the Board to file only one such amendment, as determined by the Board in the manner described herein. The Board at its discretion may also elect not to implement any authorized share reduction.

If our stockholders approve the Authorized Share Reduction, and our Board decides to implement it, the Authorized Share Reduction will become effective as of a date and time to be determined by the Board that will be specified in the certificate of amendment (the “Effective Time”). Only one such amendment will be filed, if at all, and stockholders authorize our Board to abandon the other amendments in accordance with Section 78.390(5) of the Nevada Revised Statutes. If the Board does not decide to implement the Authorized Share Reduction within twelve months from the date stockholder approval is obtained, the authority granted in this proposal to implement the Authorized Share Reduction will terminate.

The full text of the form of proposed amendment of the Articles of Incorporation is attached to this proxy statement as Appendix B.

The implementation of this Proposal No. 4 is expressly conditioned upon the approval and implementation of Proposal No. 3; if Proposal No. 3 is not approved and implemented, then this Proposal No. 4 will not be implemented. Accordingly, if we do not receive the required stockholder approval for Proposal No. 3 or the Reverse Stock Split is not otherwise implemented, then we will not implement the Authorized Share Reduction. If we receive the required stockholder approval for Proposal No. 3 but do not receive the required stockholder approval for Proposal No. 4, then our Board will nonetheless retain the ability to implement the Reverse Stock Split and, if so effected, the total number of authorized shares of our stock would not be reduced.

By approving this Proposal, stockholders also will be authorizing our Board under Section 78.390(5) of the Nevada Revised Statutes to abandon the proposed amendment of the Articles of Incorporation at any time without further action by the stockholders before such amendment of the Articles of Incorporation is filed with the Secretary of State of the State of Nevada. The Board may consider a variety of factors in determining whether or not to proceed with the proposed amendment of the Articles of Incorporation, including overall trends in the stock market, recent changes and anticipated trends in the per share market price of our Common Stock on Nasdaq, projected needs for additional capital, business developments, and our actual and projected financial performance.

Background and Reasons for the Authorized Share Reduction

As a matter of Nevada law, the implementation of the Reverse Stock Split does not require a reduction in the total number of authorized shares of our stock. However, if Proposals 3 and 4 are approved by our stockholders and the Reverse Stock Split is implemented, our Board will have the discretion to reduce the authorized number of shares of our stock. The reason for the Authorized Share Reduction is so that we do not have what some stockholders might view as an unreasonably high number of authorized shares of stock that are unissued relative to the number of shares outstanding following the Reverse Stock Split.

Risks Associated with the Authorized Share Reduction

If both Proposals 3 and 4 are approved and the Reverse Stock Split and Authorized Share Reduction are implemented, then there will be fewer authorized shares of stock available to issue or reserve for issuance. If we require additional authorized shares in the future, we would be forced to seek and obtain the approval of our stockholders to effect an increase to the authorized shares of stock. Any such increase to the authorized shares would require us to solicit proxies and hold a vote at an annual or special meeting of the stockholders. The stockholder meeting process can be costly and time-consuming and is subject to a variety of SEC rules that implement waiting periods throughout the process, which could prevent us from obtaining any increase to our authorized shares in a timely manner. Moreover, our stockholders may not approve any proposal to increase our authorized shares. Either of these outcomes could force us to forego opportunities that we believe to be valuable or prevent us from using equity for raising capital, strategic transactions, compensation or other corporate purposes, which could limit our flexibility and prospects and strain our cash resources.

If this Proposal No. 4 is not approved, but Proposal No. 3 is approved and the Reverse Stock Split is implemented, then the authorized number of shares of our stock would remain unchanged following the Reverse Stock Split. As a result, a Reverse Stock Split, without an Authorized Share Reduction, will have the effect of increasing the number of authorized but unissued shares of stock available for future issuance, which might be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Articles of Incorporation or Bylaws. If the authorized number of shares of our stock remains unchanged following the Reverse Stock Split, some stockholders also might view us as having an unreasonably high number of authorized shares of stock that are unissued relative to the number of shares outstanding following the Reverse Stock Split, the future issuance of which could be more dilutive to stockholders than if the authorized shares had been reduced in connection with the Reverse Stock Split.

Principal Effects of the Authorized Share Reduction

Because the Authorized Share Reduction is contingent upon the implementation of the Reverse Stock Split, the principal effect of the Authorized Share Reduction will be that the number of authorized shares of each of our capital stock, Common Stock and Preferred Stock will be reduced by the percentage determined by the Board. The Authorized Share Reduction would not have any effect on the rights of existing stockholders, warrantholders, participants in our equity incentive plans, or holders of any of our other equity securities, and the par value of the capital stock, Common Stock and Preferred Stock would remain unchanged at $0.001 per share.

Procedure for Effecting the Authorized Share Reduction

If stockholders approve amending our Articles of Incorporation to reduce the authorized shares and if our Board determines to effectuate the Authorized Share Reduction, we will file the proposed amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. The Authorized Share Reduction will become effective at the time specified in the amendment, which will most likely be the date of the filing of the amendment and which we refer to as the "effective time."

No Dissenters' or Appraisal Rights

Under the Nevada Revised Statutes, stockholders are not entitled to any dissenter's or appraisal rights with respect to the Authorized Share Reduction, and we will not independently provide stockholders with any such right.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in the Authorized Share Reduction that is not shared by all of our other stockholders. Brian Schaffner, our Chief Executive Officer and director, and Paul Shoun, our President, Chief Operating Officer and Chairman of the Board, as well as certain of our principal stockholders, who together hold approximately 28.3% of the aggregate voting power of the Company as of the Record Date, have signed agreements to vote in favor of this Proposal.

Reservation of Right to Abandon Reduction of Authorized Shares

By approving this Proposal, stockholders also will be authorizing our Board under Section 78.390(5) of the Nevada Revised Statutes to abandon the proposed amendment of the Articles of Incorporation at any time without further action by the stockholders before such amendment of the Articles of Incorporation is filed with the Secretary of State of the State of Nevada.

Vote required

This Proposal No. 4 will be approved if the affirmative vote a majority of the voting power of our Common Stock approves this proposal. Abstentions will have the effect of a vote against Proposal No. 4. Because a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 4, we do not expect any broker non-votes to result for this Proposal No. 4.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVING AND ADOPTING AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK, COMMON STOCK AND PREFERRED STOCK, IN EACH CASE, BY ONE OF SEVERAL PERCENTAGES BETWEEN 20% AND 80% AT ANY TIME WITHIN ONE YEAR AFTER STOCKHOLDER APPROVAL IS OBTAINED, WITH THE TIMING OF THE AMENDMENT AND THE EXACT PERCENTAGE TO BE DETERMINED IN THE SOLE DISCRETION OF OUR BOARD, IF, AND ONLY IF, THE REVERSE STOCK SPLIT PROPOSAL IS APPROVED AND IMPLEMENTED.

PROXIES WILL BE VOTED “FOR” APPROVING AND ADOPTING AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK, COMMON STOCK AND PREFERRED STOCK, IN EACH CASE, BY ONE OF SEVERAL PERCENTAGES BETWEEN 20% AND 80% AT ANY TIME WITHIN ONE YEAR AFTER STOCKHOLDER APPROVAL IS OBTAINED, WITH THE TIMING OF THE AMENDMENT AND THE EXACT PERCENTAGE TO BE DETERMINED IN THE SOLE DISCRETION OF OUR BOARD, IF, AND ONLY IF, THE REVERSE STOCK SPLIT PROPOSAL IS APPROVED AND IMPLEMENTED, UNLESS OTHERWISE SPECIFIED.

PROPOSAL NO. 5

TO APPROVE, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF THE SERIES A WARRANTS TO PURCHASE COMMON STOCK IN CONNECTION WITH AN OFFERING AND SALE OF SECURITIES OF THE COMPANY THAT WAS CONSUMMATED ON AUGUST 8, 2024, IF, AND ONLY IF, THE REVERSE STOCK SPLIT PROPOSAL IS APPROVED AND IMPLEMENTED

Under the terms of the Underwriting Agreement (defined below), we are required to seek such stockholder approval as may be required by certain provisions (the “Series A Warrant Stockholder Approval Provisions”) of the Series A Warrants issued under the Underwriting Agreement, which are described below, to become effective (the “Series A Warrant Stockholder Approval”).

Background

If Proposal No. 3 is approved, we are seeking stockholder approval in accordance with Nasdaq Listing Rules for the issuance of up to 384,172,110 shares of our Common Stock upon the exercise of Series A Warrants (the “Series A Warrants”) that were issued in a firm commitment underwritten public offering that was consummated on August 8, 2024, together with additional shares of our Common Stock that may become issuable pursuant to (i) additional Series A Warrants that were issued in connection with the Underwriter’s (as defined below) 15% over-allotment option and (ii) adjustments under Series A Warrant Stockholder Approval Provisions. The approval of this Proposal No. 5 is expressly conditioned upon the approval and implementation of Proposal No. 3; accordingly, if we do not receive the required stockholder approval for Proposal No. 3, then approval of this Proposal No. 5 will not be effective.

On August 7, 2024, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (the “Underwriter”), for the offering of 50,000,000 Units, consisting of either (A) one (1) share of Common Stock and two (2) Series A Warrants each to purchase one (1) share of Common Stock at a per share initial exercise price of $0.24, which will expire five (5) years from the date such Series A Warrant becomes exercisable, and one (1) Series B warrant (each, a “Series B Warrant” and together with the Series A Warrants, the “Warrants”) to purchase such number of shares of Common Stock as determined on the Reset Date (as defined in the Series B Warrant), and in accordance with the terms therein (collectively, each, a “Common Unit”); or (B) one Pre-Funded warrant (each, a “Pre-Funded Warrant”) to purchase one (1) share of Common Stock at an exercise price of $0.001 and two (2) Series A Warrants and one (1) Series B Warrant (collectively, each, a “Pre-Funded Unit” and together with the Common Units, the “Units,” and each, a “Unit”) (the “Offering”). The Pre-Funded Warrants are immediately exercisable, have an exercise price of $0.001 per share and may be exercised at any time until all Pre-Funded Warrants are exercised in full.

In addition, the Company granted the Underwriter a 45-day option to purchase up to an additional 7,500,000 shares of Common Stock, representing up to 15% of the number of Units and Pre-Funded Warrants sold in the Offering, and/or an additional 15,000,000 Series A Warrants representing up to 15% of the Series A Warrants sold in the Offering, and/or an additional 7,500,000 Series B Warrants representing up to 15% of the Series B Warrants sold in the Offering, solely to cover over-allotments, if any.

The Offering closed on August 8, 2024. At such time, the Underwriter partially exercised its over-allotment option with respect to 15,000,000 Series A Warrants and 7,500,000 Series B Warrants. The aggregate gross proceeds to the Company were approximately $10.0 million, before deducting underwriting discounts and other estimated expenses payable by the Company.

Description of Series A Warrants

The following is a description of the provisions of the Series A Warrants issued in the Offering.

Exercisability. The Series A Warrants are exercisable at any time or times beginning on the first trading day following our notice to the Series A Warrant holders of Stockholder Approval, which notice will be provided within two trading days of our receipt of Stockholder Approval (such notice date, the “Series A Warrant Initial Exercise Date”), and will expire five years from such Series A Warrant Initial Exercise Date. The Series A Warrants will be exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice and, at any time a registration statement registering the issuance of the shares of Common Stock underlying the Series A Warrants under the Securities Act is effective and available for the issuance of such shares, by payment in full in immediately available funds for the number of shares of Common Stock purchased upon such exercise. If a registration statement registering the issuance of the shares of Common Stock underlying the Series A Warrants under the Securities Act is not effective, the holder may elect to exercise the Series A Warrants through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the Series A Warrants. No fractional shares of Common Stock will be issued in connection with the exercise of Series A Warrants. In lieu of fractional shares, we will pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price.

Exercise Limitation. A holder will not have the right to exercise any portion of the Series A Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of our Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series A Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, provided that any increase in such percentage shall not be effective until 61 days following notice from the holder to us. It is the responsibility of the holder to determine whether any exercise would exceed the exercise limitation.

Exercise Price. The exercise price per whole share of Common Stock purchasable upon exercise of the Series A Warrants is $0.24. The exercise price and Floor Price (defined below) are subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our Common Stock and also upon any distributions of assets, including cash, stock or other property to our stockholders. The exercise price also may be voluntarily adjusted to any amount and for any period of time deemed appropriate by the Board.

Reset. On the 11th trading day after Stockholder Approval (the “Reset Date”), the Series A Warrants’ exercise price will be adjusted to equal the lower of (i) the exercise price then in effect and (ii) the greater of (a) the lowest daily weighted average price of the shares of Common Stock during the period commencing on the first trading day after the date of Stockholder Approval and ending following the close of trading on the tenth trading day thereafter (the “Reset Period”), and (b) if prior to Stockholder Approval, a price equal to $0.13015 (representing 50% of the lower of our Common Stock’s closing price on Nasdaq prior to pricing the offering or our Common Stock’s average closing price on Nasdaq for the five trading days ending on such date (such lower price, without giving effect to such 50% reduction, the “Nasdaq Minimum Price”), or if following Stockholder Approval, a price equal to $0.05206 (representing 20% of the Nasdaq Minimum Price) (the “Floor Price”), and the number of shares issuable upon exercise will be adjusted to the number of shares determined by multiplying the exercise price then in effect at issuance by the number of shares acquirable upon exercise immediately prior to such reset and dividing the product thereof by the exercise price resulting from such reset.

Subsequent Financing. In addition, conditioned upon the receipt of Stockholder Approval, and subject to certain exemptions, if we issue, sell, enter into an agreement to sell, or grant any option to purchase, or sell, enter into an agreement to sell, or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any shares of Common Stock or Common Stock equivalents (including stock options and convertible securities), at an effective price per share less than the exercise price of the Series A Warrants then in effect, the exercise price of the Series A Warrants will be reduced to the lower of (i) such price or (ii) the lowest volume weighted average price (“VWAP”) during the five consecutive trading days immediately following such dilutive issuance or announcement thereof (but in no event lower than the Floor Price and with certain adjustments made if such event occurs prior to Stockholder Approval), and the number of shares issuable upon exercise will be proportionately adjusted such that the aggregate exercise price will remain unchanged.

Share Combination Event Adjustment. If at any time there occurs any share split, share dividend, share combination recapitalization or other similar transaction (which would include reverse stock splits) involving our Common Stock and the lowest daily VWAP during the period commencing five consecutive trading days immediately preceding through the five consecutive trading days commencing on the date of such event is less than the exercise price of the Series A Warrants then in effect, then the exercise price of the Series A Warrants will be reduced (such reduced price, the “Adjusted Exercise Price”) to the lowest daily VWAP during such period (but in no event lower than the Floor Price and with certain adjustments made if such event occurs prior to Stockholder Approval), and the number of shares issuable upon exercise will be proportionately adjusted such that the aggregate price will remain unchanged. Furthermore, if the Adjusted Exercise Price would have been below the Floor Price but for the Floor Price limitation, then we will make a payment to the Series A Warrant holder for the economic difference between the Adjusted Exercise Price and the Floor Price, subject to the exceptions and conditions set forth in the Series A Warrants.

Fundamental Transactions. In the event of a fundamental transaction, as described in the Series A Warrants and generally including any reorganization, recapitalization or reclassification of our Common Stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding Common Stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by our outstanding Common Stock, the holders of the Series A Warrants will be entitled to receive upon exercise of the Series A Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Series A Warrants immediately prior to such fundamental transaction. The holders of the Series A Warrants may also require us to purchase the Series A Warrants from the holders by paying to each holder an amount equal to the Black Scholes value of the remaining unexercised portion of the Series A Warrants on the date of the fundamental transaction, provided that if the fundamental transaction is not within our control, the holders of the Series A Warrants will only be entitled to receive from us or any successor entity the same type or form of consideration (and in the same proportion), at the Black Scholes value of the unexercised portion of the Series A Warrant, that is being offered and paid to the holders of our Common Stock in connection with the fundamental transaction.

Transferability. Subject to applicable laws, the Series A Warrants may be offered for sale, sold, transferred or assigned without our consent.

Rights as a Stockholder. Except as otherwise provided in the Series A Warrants or by virtue of such holder’s ownership of shares of our Common Stock, the holder of a Series A Warrant does not have the rights or privileges of a holder of our Common Stock, including any voting rights, until the holder exercises the Series A Warrant.

Governing Law. The Series A Warrants are governed by New York law.

Purpose of the Series A Warrant Stockholder Approval

Our Common Stock is listed on Nasdaq under the symbol “XPON.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding Common Stock or voting power of the Company prior to the Offering for less than the applicable Nasdaq Minimum Price. In order to comply with Nasdaq Listing Rule 5635(d), the Series A Warrants are not exercisable unless and until the Series A Warrant Stockholder Approval is obtained.

If Proposal No. 3 is approved, we are seeking stockholder approval for the issuance of up to an aggregate of 384,172,110 shares of our Common Stock upon the exercise of the Series A Warrants that were issued or are issuable, together with additional shares of our Common Stock that may become issuable pursuant to (i) additional Series A Warrants that were issued in connection with the Underwriter’s (as defined below) 15% over-allotment option and (ii) adjustments under Series A Warrant Stockholder Approval Provisions. Effectively, stockholder approval of this Series A Warrant Proposal is one of the conditions for us to receive cash upon the exercise of the Series A Warrants. The approval of this Proposal No. 5 is expressly conditioned upon the approval and implementation of Proposal No. 3; accordingly, if we do not receive the required stockholder approval for Proposal No. 3, then approval of this Proposal No. 5 will not be effective.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Underwriting Agreement, as the Offering has already been completed and the Series A Warrants have already been issued. We are only asking for approval to issue the shares of Common Stock issuable upon exercise of the Series A Warrants.

Potential Adverse Effects of the Series A Warrant Stockholder Approval Provisions

Following effectiveness of the Series A Warrant Stockholder Approval, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of Common Stock upon exercise of the Series A Warrants. Assuming the full exercise of the Series A Warrants, an aggregate of 384,172,110 additional shares of Common Stock (plus additional shares that may become issuable pursuant to additional Series A Warrants that were issued in connection with the Underwriter’s 15% over-allotment option, and adjustments under Series A Warrant Stockholder Approval Provisions) will be outstanding and the ownership interest of our existing stockholders would be correspondingly reduced.

The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders. Brian Schaffner, our Chief Executive Officer and director, and Paul Shoun, our President, Chief Operating Officer and Chairman of the Board, as well as certain of our principal stockholders, who together hold approximately 28.3% of the aggregate voting power of the Company as of the Record Date, have signed agreements to vote in favor of this Proposal.

Vote required

This Proposal No. 5 will be approved if a majority of the votes cast vote “FOR” this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal No. 5.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF THE SERIES A WARRANTS TO PURCHASE COMMON STOCK IN CONNECTION WITH AN OFFERING AND SALE OF SECURITIES OF THE COMPANY THAT WAS CONSUMMATED ON AUGUST 8, 2024, IF, AND ONLY IF, THE REVERSE STOCK SPLIT PROPOSAL IS APPROVED AND IMPLEMENTED.

PROXIES WILL BE VOTED “FOR” THE APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF THE SERIES A WARRANTS TO PURCHASE COMMON STOCK IN CONNECTION WITH AN OFFERING AND SALE OF SECURITIES OF THE COMPANY THAT WAS CONSUMMATED ON AUGUST 8, 2024, IF, AND ONLY IF, THE REVERSE STOCK SPLIT PROPOSAL IS APPROVED AND IMPLEMENTED, UNLESS OTHERWISE SPECIFIED.

PROPOSAL NO. 6

TO APPROVE, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF THE SERIES B WARRANTS TO PURCHASE COMMON STOCK IN CONNECTION WITH AN OFFERING AND SALE OF SECURITIES OF THE COMPANY THAT WAS CONSUMMATED ON AUGUST 8, 2024, IF, AND ONLY IF, THE REVERSE STOCK SPLIT PROPOSAL IS APPROVED AND IMPLEMENTED

Under the terms of the Underwriting Agreement, we are required to seek such stockholder approval as may be required by the applicable rules and regulations of Nasdaq for certain provisions (the “Series B Warrant Stockholder Approval Provisions”) of the Series B Warrants issued under the Underwriting Agreement, which are described below, to become effective (the “Series B Warrant Stockholder Approval”).

Background

If Proposal No. 3 is approved, we are seeking stockholder approval in accordance with the Nasdaq Listing Rules for the issuance of up to 142,086,055 shares of our Common Stock upon the exercise of Series B Warrants that were issued in the Offering, together with additional shares of our Common Stock that may become issuable pursuant to additional Series B Warrants that were issued in connection with the Underwriter’s 15% over-allotment option. The approval of this Proposal No. 6 is expressly conditioned upon the approval and implementation of Proposal No. 3; accordingly, if we do not receive the required stockholder approval for Proposal No. 3, then approval of this Proposal No. 6 will not be effective.

On June 27, 2024, the Company entered into the Underwriting Agreement, for the offering of 50,000,000 Units, consisting of either (A) one (1) share of Common Stock and two (2) Series A Warrants each to purchase one (1) share of Common Stock at a per share initial exercise price of $0.24, which will expire five (5) years from the date such Series A Warrant becomes exercisable, and one (1) Series B warrant to purchase such number of shares of Common Stock as determined on the Reset Date (as defined in the Series B Warrant), and in accordance with the terms therein; or (B) one Pre-Funded warrant to purchase one (1) share of Common Stock at an exercise price of $0.001 and two (2) Series A Warrants and one (1) Series B Warrant. The Pre-Funded Warrants are immediately exercisable, have an exercise price of $0.001 per share and may be exercised at any time until all Pre-Funded Warrants are exercised in full.

In addition, the Company granted the Underwriter a 45-day option to purchase up to an additional 7,500,000 shares of Common Stock, representing up to 15% of the number of Units and Pre-Funded Warrants sold in the Offering, and/or an additional 15,000,000 Series A Warrants representing up to 15% of the Series A Warrants sold in the Offering, and/or an additional 7,500,000 Series B Warrants representing up to 15% of the Series B Warrants sold in the Offering, solely to cover over-allotments, if any.

The Offering closed on August 8, 2024. At such time, the Underwriter partially exercised its over-allotment option with respect to 15,000,000 Series A Warrants and 7,500,000 Series B Warrants. The aggregate gross proceeds to the Company were approximately $10.0 million, before deducting underwriting discounts and other estimated expenses payable by the Company.

Description of Series B Warrants

The following is a description of the provisions of the Series B Warrants issued in the Offering.

Exercisability. The Series B Warrants are exercisable immediately. The Series B Warrants are exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice and, at any time a registration statement registering the issuance of the shares of Common Stock underlying the Series B Warrants under the Securities Act is effective and available for the issuance of such shares, by payment in full in immediately available funds for the number of shares of Common Stock purchased upon such exercise.

Exercise Limitation. A holder will not have the right to exercise any portion of the Series B Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of our Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series B Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%.

Exercise Price. The exercise price and number of shares of Common Stock issuable under the Series B Warrants are subject to adjustment based upon the weighted average price of our Common Stock over a rolling five (5)-trading day period between the issuance date of the Series B Warrants and the close of trading on the tenth trading day following Stockholder Approval (subject to a floor, prior to the Series B Warrant Stockholder Approval, equal to $0.13015 per share (representing 50% of the lower of our Common Stock’s closing price on Nasdaq prior to pricing the offering or our Common Stock’s average closing price on Nasdaq for the five trading days ending on such date (such lower price, without giving effect to such 50% reduction, the “Nasdaq Minimum Price”), and following the Series B Warrant Stockholder Approval, equal to $0.05206 per share (representing 20% of the Nasdaq Minimum Price)). The exercise price and Floor Price are also subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our Common Stock and also upon any distributions of assets, including cash, stock or other property to our stockholders.

Reverse Stock Split. If at any time there occurs any share split, share dividend, share combination recapitalization or other similar transaction involving our Common Stock, the exercise price of the Series B Warrants in effect immediately prior to such subdivision will be proportionately reduced or increased, as applicable, and the number of Warrant Shares upon exercise of the Series B Warrants will be proportionately increased or decreased, as applicable.

Fundamental Transactions. We shall not enter into a fundamental transaction, as described in the Series B Warrants and generally including any reorganization, recapitalization or reclassification of our Common Stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding Common Stock or 50% or more of the voting power of our common equity, unless the successor entity in such transaction assumes in writing all of our obligations under the Series B Warrants. Such security of the successor entity shall be evidenced by a written instrument substantially similar in form and substance to the Series B Warrants, including, without limitation, an adjusted exercise price equal to the value for the shares reflected by the terms of such fundamental transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares acquirable and receivable upon exercise of the Series B Warrants (without regard to any limitations on the exercise of the Series B Warrants) prior to such fundamental transaction, and with an exercise price which applies the exercise price described in the Series B Warrants to such shares of capital stock (but taking into account the relative value of the shares pursuant to such fundamental transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of the Series B Warrants immediately prior to the occurrence or consummation of such fundamental transaction).

Transferability. Subject to applicable laws, the Series B Warrants may be offered for sale, sold, transferred or assigned without our consent.

Rights as a Stockholder. Except as otherwise provided in the Series B Warrants or by virtue of such holder’s ownership of shares of our Common Stock, the holder of a Series B Warrant does not have the rights or privileges of a holder of our Common Stock, including any voting rights, until the holder exercises the Series B Warrant.

Governing Law. The Series B Warrants are governed by New York law.

Purpose of the Series B Warrant Stockholder Approval

Our Common Stock is listed on Nasdaq under the symbol “XPON.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the Company prior to the Offering for less than the applicable Nasdaq Minimum Price. In order to comply with Nasdaq Listing Rule 5635(d), the exercise price adjustment provisions of the Series B Warrants currently contain a floor price of $0.13015 per share (representing 50% of the Nasdaq Minimum Price). If the Series B Warrant Stockholder Approval is obtained, this floor price will be reduced to $0.05206 per share (representing 20% of the Nasdaq Minimum Price).

If Proposal No. 3 is approved, we are seeking stockholder approval for the issuance of up to an aggregate of 142,086,055 shares of our Common Stock upon the exercise of the Series B Warrants that were issued or are issuable, together with additional shares of our Common Stock that may become issuable pursuant to additional Series B Warrants that were issued in connection with the Underwriter’s 15% over-allotment option. Because the Series B Warrants contain a nominal exercise price of $0.001 per share, the Company will not receive any proceeds upon exercise of the Series B Warrants, whether or not the Series B Warrant Stockholder Approval occurs. The approval of this Proposal No. 6 is expressly conditioned upon the approval and implementation of Proposal No. 3; accordingly, if we do not receive the required stockholder approval for Proposal No. 3, then approval of this Proposal No. 6 will not be effective.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Underwriting Agreement, as the Offering has already been completed and the Series B Warrants have already been issued. We are only asking for approval to issue the shares of Common Stock issuable upon exercise of the Series B Warrants.

Potential Adverse Effects of the Series B Warrant Stockholder Approval Provisions

Following effectiveness of the Series B Warrant Stockholder Approval, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of Common Stock upon exercise of the Series B Warrants. Assuming the full exercise of the Series B Warrants, an aggregate of 142,086,055 additional shares of Common Stock (plus additional shares that may become issuable pursuant to additional Series A Warrants that were issued in connection with the Underwriter’s 15% over-allotment option) will be outstanding and the ownership interest of our existing stockholders would be correspondingly reduced.

The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders. Brian Schaffner, our Chief Executive Officer and director, and Paul Shoun, our President, Chief Operating Officer and Chairman of the Board, as well as certain of our principal stockholders, who together hold approximately 28.3% of the aggregate voting power of the Company as of the Record Date, have signed agreements to vote in favor of this Proposal.

Vote required

This Proposal No. 6 will be approved if a majority of the votes cast vote “FOR” the proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal No. 6.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF THE SERIES B WARRANTS IN CONNECTION WITH AN OFFERING AND SALE OF SECURITIES OF THE COMPANY THAT WAS CONSUMMATED ON AUGUST 8, 2024, IF, AND ONLY IF, THE REVERSE STOCK SPLIT PROPOSAL IS APPROVED AND IMPLEMENTED.

PROXIES WILL BE VOTED “FOR” THE APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF THE SERIES B WARRANTS IN CONNECTION WITH AN OFFERING AND SALE OF SECURITIES OF THE COMPANY THAT WAS CONSUMMATED ON AUGUST 8, 2024, IF, AND ONLY IF, THE REVERSE STOCK SPLIT PROPOSAL IS APPROVED AND IMPLEMENTED, UNLESS OTHERWISE SPECIFIED.

PROPOSAL NO. 7

TO APPROVE ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE REVERSE STOCK SPLIT PROPOSAL, THE AUTHORIZED SHARE REDUCTION PROPOSAL, THE SERIES A WARRANT PROPOSAL OR THE SERIES B WARRANT PROPOSAL IF THERE ARE NOT SUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE AND ADOPT THE REVERSE STOCK SPLIT PROPOSAL, THE AUTHORIZED SHARE REDUCTION PROPOSAL, THE SERIES A WARRANT PROPOSAL OR THE SERIES B WARRANT PROPOSAL

General

In addition to the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal, the Series A Warrant Proposal and the Series B Warrant Proposal, our stockholders are also being asked to approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal, the Series A Warrant Proposal or the Series B Warrant Proposal, if there are insufficient votes at the time of such adjournment to approve and adopt any or all of the Reverse Stock Split Proposal, the Authorized Share Reduction Proposal, the Series A Warrant Proposal or the Series B Warrant Proposal (the “Adjournment Proposal”). If the Adjournment Proposal is approved, the Annual Meeting could be successively adjourned to another date. In addition, the Board could postpone the Annual Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Annual Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise at the adjourned meeting.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders. Brian Schaffner, our Chief Executive Officer and director, and Paul Shoun, our President, Chief Operating Officer and Chairman of the Board, as well as certain of our principal stockholders, who together hold approximately 28.3% of the aggregate voting power of the Company as of the Record Date, have signed agreements to vote in favor of this Proposal.

Vote Required

If a quorum is represented at the Annual Meeting, this Proposal No. 7 will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 7. Because a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 7, we do not expect any broker non-votes to result for this Proposal No. 7.

If a quorum is not represented at the Annual Meeting, this Proposal No. 7 will be approved if a majority of the voting power of our Common Stock represented or the person presiding at the Annual Meeting approves the proposal. In this case, abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal No. 7.

OUR BOARD RECOMMENDS A VOTE “FOR” ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE REVERSE STOCK SPLIT PROPOSAL, THE AUTHORIZED SHARE REDUCTION PROPOSAL, THE SERIES A WARRANT PROPOSAL OR THE SERIES B WARRANT PROPOSAL IF THERE ARE NOT SUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE AND ADOPT THE REVERSE STOCK SPLIT PROPOSAL, THE AUTHORIZED SHARE REDUCTION PROPOSAL, THE SERIES A WARRANT PROPOSAL OR THE SERIES B WARRANT PROPOSAL.

PROXIES WILL BE VOTED “FOR” ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE REVERSE STOCK SPLIT PROPOSAL, THE AUTHORIZED SHARE REDUCTION PROPOSAL, THE SERIES A WARRANT PROPOSAL OR THE SERIES B WARRANT PROPOSAL IF THERE ARE NOT SUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE AND ADOPT THE REVERSE STOCK SPLIT PROPOSAL, THE AUTHORIZED SHARE REDUCTION PROPOSAL, THE SERIES A WARRANT PROPOSAL OR THE SERIES B WARRANT PROPOSAL, UNLESS OTHERWISE SPECIFIED.

ADDITIONAL INFORMATION

Stockholder Proposals and Director Nominations For 2025 Annual Meeting

Stockholders are entitled to submit proposals on matters appropriate for stockholder action, consistent with SEC regulations. Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the following annual meeting of stockholders (after the one referenced herein) by submitting their proposals to the Company in a timely manner. These proposals must meet the stockholder eligibility and other requirements of the SEC. In order for stockholder proposals for the 2025 Annual Meeting to be eligible for inclusion in our Proxy Statement, they must be received by our Chief Financial Officer at our principal executive offices no later than May 2, 2025; provided, however, that if our 2025 Annual Meeting is held more than 30 days from the first anniversary of the Annual Meeting, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy materials for the 2025 Annual Meeting.

Under SEC rules, if the Company does not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In connection with the 2025 Annual Meeting, if the Company does not have notice of a stockholder proposal on or before July 16, 2025, the Company will be permitted to use its discretionary voting authority as outlined above; provided, however, that if our 2025 Annual Meeting is held more than 30 days from the first anniversary of the Annual Meeting, then the deadline is a reasonable amount of time prior to the date we begin to send our proxy materials for the 2025 Annual Meeting.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 29, 2025 (the 60th day prior to the first anniversary of the Annual Meeting) and no earlier than June 29, 2025 (the 90th day prior to the first anniversary of the Annual Meeting); provided, however, that if our 2025 Annual Meeting is held more than 30 days from the first anniversary of the Annual Meeting, then the deadline is the later of the 60th calendar day prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made by us.

Annual Report

The Company’s Annual Report, which contains the consolidated financial statements of the Company for the year ended December 31, 2023, accompanies this Proxy Statement, but is not a part of the Company’s soliciting materials.

Stockholders may obtain, without charge, a copy of our Annual Report filed with the SEC, including the financial statements and schedules thereto, without the accompanying exhibits, by writing to: Chief Financial Officer, Expion360 Inc., 2025 SW Deerhound Ave, Redmond, Oregon 97756. Our Annual Report is also available online at the Company’s website at https://investors.expion360.com/sec-filings. A list of exhibits is included in our Annual Report and exhibits are available from the Company upon the payment to the Company of the cost of furnishing them.

Appraisal Rights

The Company’s stockholders do not have appraisal rights under Nevada law or under the governing documents of the Company with respect to the matters to be voted upon at the Annual Meeting.

No Incorporation by Reference

References to our website are not intended to function as a hyperlink and the information contained on our website is not intended to be part of this Proxy Statement. Information on our website, other than our Proxy Statement, Notice of Annual Meeting of Stockholders and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

Disclaimer

This Proxy Statement may contain statements regarding future individual and Company performance targets and Company performance goals. These targets and Company performance goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Other Matters

The Board knows of no matters other than those listed in this Proxy Statement that are likely to be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named on the enclosed proxy card will vote the proxy in accordance with their best judgment on such matter.

By Order of the Board of Directors,

/s/ Paul Shoun
Paul Shoun
Co-Founder, President, Chief Operating Officer, and Chairman of the Board

APPENDIX A

CERTIFICATE OF AMENDMENT
OF THE
ARTICLES OF INCORPORATION
OF
EXPION360 INC.

Adopted in accordance with the provisions
of Section 78.2055 of the Nevada Revised Statutes

Expion360 Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Nevada, by its duly authorized officer, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 78.2055 of the Nevada Revised Statutes setting forth a proposed amendment to the Articles of Incorporation of the Corporation (the “Certificate of Amendment”) and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 78.2055 of the Nevada Revised Statutes of the State of Nevada. The amendment amends the Articles of Incorporation of the Corporation as follows:

ARTICLE IV of the Corporation’s Articles of Incorporation shall be amended by adding a new paragraph after the first paragraph of Section 1 of ARTICLE IV to read as follows:

“Each ( ) shares of the Common Stock, par value $0.001 per share, of the Corporation issued and outstanding or held in treasury as of 5:00 p.m. Pacific Time on the date this Certificate of Amendment of the Articles of Incorporation is filed with the Secretary of State of the State of Nevada (the “Effective Time”) shall automatically be reclassified as, combined and changed into one (1) share of Common Stock, par value $0.001 per share, of the Corporation, without any action by the holders thereof. No fractional shares shall be issued in connection with this reclassification. A holder of Common Stock who would otherwise be entitled to receive a fractional share as a result of the reclassification will receive one whole share of Common Stock in lieu of such fractional share.”

SECOND: This Certificate of Amendment shall be effective as of ____ at 5:00 p.m. Pacific Time.

* * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Articles of Incorporation to be executed by Brian Schaffner, its Chief Executive Officer, this ____ day of ____, 2024.

EXPION360 INC.

By: _________________
Brian Schaffner
Chief Executive Officer

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APPENDIX B

CERTIFICATE OF AMENDMENT
OF THE
ARTICLES OF INCORPORATION
OF
EXPION360 INC.

Adopted in accordance with the provisions
of Section 78.390 of the Nevada Revised Statutes

Expion360 Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Nevada, by its duly authorized officer, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 78.390 of the Nevada Revised Statutes setting forth a proposed amendment to the Articles of Incorporation of the Corporation (the “Certificate of Amendment”) and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 78.390 of the Nevada Revised Statutes of the State of Nevada. The amendment amends the Articles of Incorporation of the Corporation as follows:

The first paragraph of Section 1 of ARTICLE IV of the Corporation’s Articles of Incorporation shall be amended in its entirety and replaced with the following:

“Section 1. Authorized Capital Stock. The Corporation shall have the authority to issue an aggregate of ( ) shares of capital stock, par value $0.001 per share, consisting of ( ) shares of common stock, par value $0.001 per share (“Common Stock”) and ( ) shares of preferred stock, par value $0.001 per share (“Preferred Stock”). Common Stock and Preferred Stock may be issued from time to time by the Corporation for such consideration as shall be determined by the board of directors of the Corporation. The capital stock of the Corporation, after the consideration therefor has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and these Articles of Incorporation (as the same may be further amended from time to time, the “Articles of Incorporation”) shall not be amended in this particular. No stockholder of the Corporation shall be individually liable for the debts or liabilities of the Corporation.”

SECOND: This Certificate of Amendment shall be effective as of ____ at ____ Pacific Time.

* * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Articles of Incorporation to be executed by Brian Schaffner, its Chief Executive Officer, this ____ day of ____, 2024.

EXPION360 INC.

By: __________________
Brian Schaffner
Chief Executive Officer

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APPENDIX C

PROXY CARD

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on September 26, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on September 26, 2024. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V56243-Z88449 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EXPION360 INC.

The Board of Directors recommends you vote FOR the following:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Paul Shoun
02) Brian Schaffner
03) Steven M. Shum
04) George Lefevre
05) Tien Nguyen

The Board of Directors recommends you vote FOR each of the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K, Notice and Proxy Statement are available at www.proxyvote.com.

V56244-Z88449

EXPION360 INC.
Annual Meeting of Stockholders
Friday, September 27, 2024, at 9:00 AM Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Brian Schaffner and Greg Aydelott, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EXPION360 INC. that the stockholder(s) is/are entitled to vote at the 2024 Annual Meeting of Stockholders to be held at 9:00 AM, Pacific Time on Friday, September 27, 2024, at the Comfort Suites Redmond Airport located at 2243 SW Yew Ave, Redmond, Oregon 97756 and any continuations, adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

 C-2